UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

Item 1. Report to Stockholders.

2009 Semiannual Report

June 30, 2009

Managed by Meeder Asset Management, Inc. 6125 Memorial Drive, Dublin Ohio, 43017 Call Toll Free 800-325-3539 | 614-760-2159 Fax: 614-766-6669 | www.flexfunds.com Email: flexfunds@meederfinancial.com

Performance Review

Period & Average Total Returns as of June 30, 2009	3 Months	YTD	1 year	3 years	5 years	10 years	Since Inception	Net Expense Ratio**	Gross Expense Ratio***
FUND OF FUNDS
The Muirfield Fund®	9.41%	2.14%	-21.39%	-5.50%	-1.77%	-1.94%	6.31%[1]	1.39%	1.75%
The Defensive Balanced Fund (formerly The Defensive Growth Fund)	6.63%	2.29%	-13.49%	-3.75%	—	—	-4.25%[2]	1.54%	1.70%
The Aggressive Growth Fund	18.70%	8.86%	-25.99%	-7.91%	-2.31%	—	-5.69%[3]	1.62%	1.84%
The Dynamic Growth Fund	17.80%	7.48%	-29.21%	-8.41%	-2.27%	—	-4.04%[4]	1.34%	1.69%
The Strategic Growth Fund (formerly The Focused Growth Fund)	20.22%	8.36%	-31.36%	-10.44%	—	—	-9.91%[5]	1.57%	1.74%
EQUITY FUNDS
The Total Return Utilities Fund (formerly The Socially Responsible Utilities Fund)	16.21%	7.86%	-30.99%	-3.90%	4.64%	1.25%	6.21%[6]	1.96%	2.14%
The Quantex Fund™	34.86%	24.38%	-18.54%	-9.31%	-2.66%	-3.49%	5.10%[7]	1.73%	2.26%
MONEY MARKET FUNDS
The Money Market Fund - Retail*	0.16%	0.43%	1.54%	3.51%	3.24%	3.19%	4.84%[8]	0.49%	0.83%
Current & Effective Yields				7-day Compound: 0.52%; 7-day Simple: 0.52%
The Money Market Fund - Institutional*	0.18%	0.50%	1.67%	3.65%	—	—	3.60%[9]	0.37%	0.68%
Current & Effective Yields				7-day Compound: 0.63%; 7-day Simple: 0.63%
FIXED INCOME FUND
The U.S. Government Bond Fund	-0.84%	-0.75%	3.70%	5.20%	3.55%	3.33%	5.49%[10]	0.99%	1.58%
BENCHMARK INDICES
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	—	—	—

Blended Index****	9.44%	2.40%	-15.59%	-3.46%	0.17%	0.20%	—	—	—

NASDAQ Composite Index	20.34%	16.98%	-19.13%	-4.64%	-1.37%	-3.17%	—	—	—

Russell 2000 Index	20.69%	2.64%	-25.01%	-9.87%	-1.67%	2.43%	—	—	—

S&P 400 Midcap Index	18.75%	8.47%	-28.02%	-7.53%	0.36%	4.60%	—	—	—

Russell 3000 Utilities	8.28%	-2.09%	-23.20%	-3.57%	3.93%	-4.87%	—	—	—

Barclays Capital Intermediate Gov’t Credit Index	1.67%	1.62%	5.27%	6.13%	4.57%	5.66%	—	—	—

Lipper Average General-Purpose Money Market Fund	0.04%	0.13%	0.92%	2.98%	2.73%	2.71%	—	—	—

iMoneyNet, Inc. Average First-Tier Institutional Money Market Fund	0.09%	0.28%	1.35%	3.48%	3.30%	3.49%	—	—	—

To obtain a prospectus containing more complete information about The Flex-funds®, including fees and other expenses that apply to a continued investment in the Funds, you may call The Flex-funds® at Toll Free (800)325-3539, visit us online at www.flexfunds.com, or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully for investment objectives, risk & expense information before investing.

Past performance does not guarantee future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses reimbursed in order to reduce the operating expenses of the Funds during all periods shown above. All expense waivers for the Funds are voluntary and may be terminated at any time, except for The Quantex FundTM. The management fee waiver for The Quantex Fund TM is contractual and may be terminated annually by the adviser on its renewal date. Source for index data: Bloomberg.

*

An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although The Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations. The current performance may be lower or higher than the performance data quoted.

**

The Net Expense Ratios are percentages of the Funds’ average net assets as they are shown in the most current Funds’ Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

***	The Gross Expense Ratios are percentages of the Funds’ average net assets as they are shown in the most current Funds’ Prospectus.
****	The Blended Index is comprised of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.
[1]	Inception Date: 8/10/88.
[2]	Inception Date 1/31/06.
[3]	Inception Date: 2/29/00.
[4]	Inception Date: 2/29/00.
[5]	Inception Date: 1/31/06.
[6]	Inception Date: 6/21/95.
[7]	Inception Date: 3/20/85.
[8]	Inception Date: 3/27/85.
[9]	Inception Date: 12/28/04.
[10]	Inception Date: 5/8/85.

2009 Semiannual Report | June 30, 2009

Letter to Shareholders

Despite the difficulties and declines facing the stock market during the first two months of 2009, a stock market rally that materialized in mid-March continued into the second quarter as better than expected economic data, adequate corporate earnings results and subsiding financial sector fears contributed positively to investor sentiment. Since establishing the low for 2009 on March 9th, the S&P 500 has increased nearly 37% through the end of June. As a result, the stock market gains during the second quarter of 2009 ended a streak that experienced six consecutive negative quarterly returns for the S&P 500 Index. For the first half of the year ending June 30, 2009, the Dow Jones Industrial Average returned –2.01%, the S&P 500 returned 3.16% and the Russell 2000 returned 2.64%. Amidst this volatility, we are pleased to report the majority of our Funds have outperformed their respective benchmarks for the year-to-date period.

The first half of 2009 witnessed an abundance of events and news headlines which contributed to the stock market decline and subsequent rally. Optimism emerged regarding the recovery and health of the financial sector following bank earnings reports and results of government ‘stress tests.’ There have been instances of better than expected housing data, which has led some economists to speculate the housing market is finally stabilizing. Additionally, several measures of consumer confidence and manufacturing activity have improved since realizing cyclical lows. Despite these positive developments, caution is warranted before declaring an end to the recession. For example, the situation in the employment market is mixed, with the unemployment rate increasing to 9.5% in June. Additionally, two icons of the nation’s manufacturing prowess, General Motors and Chrysler, both filed for bankruptcy protection. There have also been mixed reports regarding retail sales, which has important implications as consumer spending comprises over two-thirds of economic activity.

Given the sharp stock market gains and development of positive investor sentiment, the question has been repeatedly raised: Is this the beginning of a new bull market, or are downside risks still a threat in the market at this time? Based on our investment models, we believe the intermediate-term outlook is favorable; however, we believe long-term risks remain prevalent, which continue to necessitate an active management approach to risk exposure. The following pages will provide an overview of how we managed our risk exposures and the strategies we employed during the first half of 2009. We will also provide a brief summary on the economic and financial events that punctuated the first half of 2009, update our expectations for the balance of 2009 and review the performance of our Funds.

The First Half of 2009 in Review

The first half of 2009 was highlighted by better than expected economic data that evidenced a deceleration in the deterioration of the economy. Extraordinary actions taken to combat the severe recession and stabilize the financial sector have begun to take hold. However, the economic situation remains fragile and tentative, especially in the employment market. The following is a brief overview of significant events that defined the first half of 2009.

* Sense of stability returns to the financial sector. The financial sector, which has been at the epicenter of stock market and economic woes since the recession began, led the markets higher in the second quarter. Investor optimism was driven by bank sector profitability and results of the government stress tests, during which the Federal Reserve and Treasury tested the ability of the nation’s largest banks to withstand further deterioration in the economy. The stress tests, which are a key component in the Treasury’s Financial Stability Plan, revealed that 10 out of the 19 largest banks faced a capital shortage totaling $75 billion should the economy experience further deterioration and lead to more bank losses. However, investor reception was positive and banks that were mandated to raise additional capital generally did not face difficulties raising funds in the secondary market. The liquidity programs introduced by the Federal Reserve and Treasury have also been successful in reducing borrowing costs, although measures of the cost of credit remain above levels experienced before the onset of the credit crisis.

* Continued challenges in the job market. The challenges facing the job market are ongoing despite recent government actions to stimulate the economy, which has led President Obama to recently declare an increased rate in stimulus spending to aid employment. In the most recent report, payrolls were reduced by 467,000 in June, which is the eighteenth straight month of job losses and represents a cumulative loss of over 6 million jobs since January of 2008 (see Chart 1). However, the rate of job losses in the second quarter slowed markedly from prior months. Despite the improvement, the unemployment rate has continued to rise and now stands at 9.5% compared to 7.6% at the beginning of the year. For comparison purposes, the unemployment rate stood at 5.6% at the end of the second quarter in 2008. Additionally, initial jobless claims have been consistently reported above 600k throughout the first half of 2009 with only marginal improvements as the period progressed.

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 1

2009 Semiannual Report | June 30, 2009

Chart 1: Change in Non-Farm Payrolls (in thousands)

* Improving economic data. Despite the difficulties facing the labor market, several indicators gauging various components of the economy lend support that perhaps the worst has been realized. Consumer confidence has posted solid gains since establishing a low point of 25.3 in February, compared to the most recent reading of 49.3 for June (see Chart 2). Factory orders rose 1.2% from the prior month in May following declines in seven of the nine previous monthly reports. While gauges of the manufacturing and service sector remain indicative of a weak economic situation, the data has improved from prior months. The ISM (Institute for Supply Management) Manufacturing Index was reported at 44.8 during the month of June compared to 42.8 in May. Also, the ISM Non-manufacturing Index (which measures the service sector) was reported at 47.0 in June compared to 44.0 in May. Additionally, both indicators have increased for six consecutive months. For these measures, a reading below 50 indicates contraction while a reading above 50 indicates expansion.

* Inflation debate taking center stage. Despite the most recent reports that show sharp year-over-year price declines at both the producer and consumer levels, a debate regarding the possibility of rising inflation is becoming prominent. In particular, there are fears that the existing federal government deficits, expansion of the Federal Reserve’s balance sheet and massive amounts of spending on the economic stimulus and bailout of various industries will drive inflationary pressure in the future. As a result, there has been much concern regarding the ability of the government and Federal Reserve to reverse spending initiatives in order to remove money from the monetary system. However, pressure to reverse the expansion of the monetary base and negating the stimulus package too soon presents the risk of ending these programs before the economy has returned to full health.

* GDP report reveals weak economy. The most recent available reading on Gross Domestic Product (GDP) during the first quarter of 2009 shows an annualized decline of 5.5%, which follows an annualized decline of 6.3% during the fourth quarter of 2008. The improvement in the rate of decline from the fourth quarter is due to improvement in the personal consumption component, which increased 1.4% during the first quarter and is being monitored closely since it comprises over two-thirds of total GDP. Also, businesses have been keen to reduce inventories during the recession. While this contributed to the decline in GDP during the first quarter, it is also viewed as a positive sign that business production will increase once demand increases. Other GDP components experiencing significant weakness include business investment, exports and residential housing.

Chart 2: Consumer Confidence

* Corporate earnings reports show sequential improvement. The months of April and May provide additional insight into the current and prospective economic environment through the release of corporate earnings results for the three-month period ended March 31, 2009. Following a promising start during the first week of reports, the results were somewhat disappointing with actual earnings about 24% behind estimates and down 51% from last year according to Standard and Poor’s. The only sector that has reported earnings growth from the first quarter of 2008 was healthcare, which is a traditionally defensive sector that benefits from relatively stable demand. However, investors have tended to react favorably to the earnings reports, which has resulted in a cumulative profit as opposed to the cumulative loss realized during the fourth quarter of 2008. As calendar second quarter earnings season is set to begin, investor attention will focus on any improvement in earnings from the first quarter, stabilization in profit margins, and guidance regarding the remainder of 2009.

Page 2	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

* Bankrupt automakers. The second quarter of 2009 was witness to the bankruptcy filings of two American manufacturing icons: General Motors and Chrysler. Each company had become heavily reliant on loans from the United States Treasury to continue operations; however, both companies were required to present acceptable restructuring plans to continue securing funds. The Obama administration deemed the restructuring plans unacceptable, which ultimately led to bankruptcy filings in order for General Motors and Chrysler to reorganize operations and emerge as new, leaner organizations. Chrysler was acquired by Italian carmaker Fiat upon emerging from bankruptcy, while General Motors is continuing its reorganization process under bankruptcy protection at the time of this writing.

* Housing fundamentals remain depressed, but show recent improvement. While reports remain mixed, there are indications that the housing market may be in a bottoming process. In its most recent reading, new home sales declined by 0.6% in May compared to the previous month, which followed a gain of 2.7% in April. However, existing home sales rose 2.4% in May from the prior month and follows a 2.4% gain in April as well (see Chart 3). Home prices continue to decline as indicated by the S&P/Case-Shiller Price Index, which showed an approximate 18.1% drop in national home prices during April compared to the previous year, although this marks an improvement in the pace of the decline. As a result, several initiatives have been announced and implemented by the government and banks, which are designed to aid struggling homeowners, including loan modification programs that will lower monthly mortgage payments. Also, the government is implementing programs in an effort to reduce mortgage rates in order to aid a rebound in the housing market.

The events that took place during the first half of 2009 highlight the continuing challenges that face the economy and the financial markets. However, stimulative actions being taken by the government, a revamped plan to stabilize the financial sector and unconventional tactics being employed by the Federal Reserve stoked investor optimism that drove the stock market higher.

Our Investment Approach

Equity Funds

The first half of 2009 marked a continuation of the volatile equity markets that materialized during 2008 and presented investors with significant challenges. We employed various tactics and strategies throughout the period in response to the dynamic and uncertain economic and securities market environment. In The Muirfield Fund® and the equity portion of The Defensive Balanced Fund, we began 2009 with an approximate 60% allocation to the stock market and a 40% defensive position in cash equivalent securities. As a point of reference, The Muirfield Fund® and the equity portion of The Defensive Balanced Fund have maintained a partially defensive position of at least 25% since mid-January 2008. We increased our defensive position during the first quarter in response to a deteriorating stock market. However, as the second quarter progressed, we decreased our defensive position and increased exposure to the stock market in response to an improving risk/reward relationship indicated by our investment models. We ended the second quarter approximately 80% invested in the stock market and 20% invested in short-term bond funds in The Muirfield Fund® and the equity portion of The Defensive Balanced Fund.

Chart 3: Existing Home Sales (units in millions, SAAR)

Regarding our stock market exposure, we utilized our investment models to manage our exposure to growth versus value investments and across the range of market capitalization in our fund-of-funds based mutual funds. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as attractive relative valuations and favorable historical performance during recessions. As the year progressed, our models indicated a preference for a neutral stance among

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 3

2009 Semiannual Report | June 30, 2009

growth versus value investments, and we responded accordingly. As a result, we ended the second quarter neutral among growth versus value investments and remained overweight in small-cap stocks in our fund-of-funds based mutual funds.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. In addition, we avoided the financials, industrial materials, and energy sectors. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. We began the second quarter with a neutral weighting toward the financial sector; however, this position evolved to an overweight by the end of the second quarter. We also ended the second quarter with an overweight position in industrial materials and energy. Due to indications from our investment models, we decided to invest in the international markets in the second quarter, which we have avoided since the beginning of the fourth quarter of 2008. Initially, we established a position in emerging markets due to favorable readings from our investment models, which was soon followed by a position in developed international markets as well.

Fixed Income Funds

The fixed-income markets ushered in 2009 clinging to the fears and uncertainties which plagued the markets in 2008. Uncertainty surrounding the banking system persisted and dismal economic news trumped optimism of a new governing administration. As a result, U.S. Treasuries established first quarter lows in yield within the first two weeks of the year. However, the landscape would change quickly. During the second quarter of 2009, fixed-income markets expanded on a theme that favored a “flight from quality” as opposed to a “flight to quality”, which predominantly included any transaction away from U.S. Treasury securities to sectors with greater risk. As with the stock markets, speculation focused on fundamental and economic data that indicated the situation may be less dire than originally anticipated. In addition, investor anxiety began to stir over the expected barrage of supply from U.S. Treasury auctions in the forthcoming months and the impact that additional supply may have on the market environment. The dire scenario presented in previous quarters became less likely, which prompted sector reallocation within fixed-income securities.

While U.S. corporate debt would also come under pressure in the first quarter of 2009, the sectors that outperformed in the second quarter of 2009 were investment grade corporate bonds and high yield bonds. Despite concerns over the uncertainty of future earnings and a steady stream of credit rating downgrades, corporate debt products offered solid value through capital appreciation and attractive yields.

Our strategy at the beginning of the second quarter of 2009 remained unchanged from that of the first quarter. In accordance with our fixed-income models, we maintained an overweight allocation to domestic government agency securities including senior debt and mortgage-backed securities. We believed this sector would continue to offer value as programs instituted by the Federal Reserve to participate in outright purchases of government agency securities would continue to push rates lower, which resulted in higher prices. The average weighted maturity was positioned slightly above that of our benchmark. Short-term interest rates remained at historical lows and inflation was not a near term concern, which influenced our average weighted maturity decision.

As the second quarter progressed, our models began showing signs of a change in leadership and the trend of interest rates. With the yield spread between corporate debt securities and U.S. Treasury securities at above average levels coupled with the steepness of the yield curve stretching beyond historical peaks, our models began to indicate improvement in the potential for corporate debt securities. By the middle of the second quarter our models had shifted to favor the corporate sector of the market and we ultimately shifted our allocations accordingly. Our current allocation favors an overweight of corporate debt with an underweight of both U.S. Treasury and government agency securities. During this time period our models also triggered a change in average maturity to a level below the benchmark due to the rising interest rate environment.

As we look to the second half of 2009, we do not anticipate significant changes in allocation or average weighted maturity strategies. Economic activity is expected to stabilize and below historical interest rate levels should remain intact. These factors should continue to benefit corporate debt while maintaining a conservative average maturity strategy.

Finally, the year-to-date total return of The Flex-funds® Money Market Fund remains in the top 10% of iMoneyNet first-tier retail money market funds. Additionally, as of June 30, 2009, the 7-day simple and 7-day compounded yields of The Flex-funds®

Page 4	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

Money Market Fund Retail Class were 0.52% as compared to the median first-tier retail money market fund 7-day simple and compounded yields of 0.03% (according to iMoneyNet. com). Outperforming the average money market fund by nearly 0.50% is an accomplishment we believe is truly remarkable in this market environment. Our investment strategy for this Fund remained unchanged throughout the first half of 2009 and the Fund’s strong performance was accomplished by maintaining its focus on high-quality money market securities and expense controls. At this time, we believe short-term interest rates will remain extremely low for the foreseeable future. Consequently, we maintained our relatively long weighted average maturity and will continue to monitor its effectiveness in our strategy.

Outlook for the Remainder of 2009

As discussed earlier in this report, the stock market rally since mid-March can be at least partially attributed to better than expected economic data. However, in many instances the ‘better than expected’ description was explained by a less severe decline, which is commonly referred to by economists as the improvement in the second derivative. In other words, the rate of decline has experienced improvement (i.e. first quarter 2009 GDP declined at an annualized rate of 5.5% compared to 6.3% in the fourth quarter of 2008). Such improvement also led to frequent discussion of ‘green shoots,’ which refers to positive signs of economic activity. In order for the stock market to sustain these gains and continue increasing, we believe a transition in economic indicators is necessary to display more than an improvement in the rate of decline. We believe economic indicators need to demonstrate gains in economic activity and provide support indicating the worst of the recession has been realized and economic growth is just around the corner.

As a result of these factors, we believe intense scrutiny will surround economic data releases and events, which we believe will likely lead to persistence in volatility that has been prevalent in the stock market throughout 2009. In turn, this belief is directly related to our discussion in the introductory paragraphs of this report, which express concern over the future direction of the stock market. In that discussion, we state our belief that the intermediate-term outlook is favorable, but that long-term risks remain present.

Since we continue to believe many uncertainties remain in the economy and the financial markets, we are maintaining a partially defensive position in The Muirfield Fund® and the equity portion of The Defensive Balanced Fund. In addition, we are examining and actively managing our mix among large-, mid-, and small-cap companies. Going forward, we will continue to monitor conditions carefully and look for opportunities to adjust allocation weights among growth and value stocks, large-, mid- and small-caps, and domestic and international investments in order to enhance returns and manage risk for our clients. We will also continue to proactively manage our sector exposures and will make adjustments as we modify our outlook for the economy and financial markets. On the following pages you will find a review of how our mutual funds have performed. Please read the commentaries to learn more about the investment decisions that were made during the first six months of 2009.

Finally, we would like to remind investors that the stock market is forward-looking in nature and tends to anticipate future economic activity. As painful and deep as this recession has been, it is quite possible that the gains in the stock market since mid-March are reflecting an anticipated economic recovery in the second half of the year.

These are trying times in the financial services industry. Since 1974, Meeder Financial has navigated through periods of extremely difficult market environments. On behalf of all of the associates at Meeder Asset Management and The Flex-funds®, I thank you for the continued trust and confidence you have placed in our investment management services. Be assured we are 100% committed to working with you and helping you achieve your most important financial goals.

Sincerely,

Robert S. Meeder, Jr. President
Meeder Financial & The Flex-funds® June 30, 2009

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 5

2009 Semiannual Report | June 30, 2009

The Muirfield Fund®

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Muirfield Fund® Expense Ratios*: Net 1.39% Gross 1.75%	9.41%	2.14%	-21.39%	-5.50%	-1.77%	-1.94%	6.31%	8/10/88

Blended Index[1]	9.44%	2.40%	-15.59%	-3.46%	0.17%	0.20%	7.05%	7/31/88

S&P 500 Index[2]	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	8.38%	7/31/88

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]	The Blended Index consists of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

In The Muirfield Fund®, we began 2009 with an approximate 60% allocation to the stock market and a 40% defensive position in cash equivalent securities. As a point of reference, The Muirfield Fund® has maintained a partially defensive position of at least 25% since mid-January 2008. We increased our defensive position during the first quarter in response to a deteriorating stock market. However, as the second quarter progressed, we decreased our defensive position and increased exposure to the stock market in response to an improving risk/reward relationship indicated by our investment models. We ended the second quarter approximately 80% invested in the stock market and 20% invested in short-term bond funds in The Muirfield Fund® . For both the second quarter and the first six months of 2009, The Muirfield Fund® performed essentially in line with its Blended Index of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.

Regarding our stock market exposure, we utilized our investment models to manage our exposure to growth versus value investments and across the range of market capitalization. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as attractive relative valuations and favorable historical performance during recessions. As the year progressed, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. As a result, we ended the second quarter neutral among growth versus value investments and remained overweight in small-cap stocks.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. In addition, we avoided the financials, industrial materials, and energy sectors. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. We began the second quarter with a neutral weighting toward the financial sector; however, this position evolved to an overweight by the end of the second quarter. We also ended the second quarter with an overweight position in industrial materials and energy. We also decided to invest in the international markets in the second quarter, which we have avoided since the beginning of the fourth quarter of 2008.

Page 6	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

The Defensive Balanced Fund

(Formerly known as The Defensive Growth Fund)3

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
The Defensive Balanced Fund Expense Ratios*: Net 1.54% Gross 1.70%	6.63%	2.29%	-13.49%	-3.75%	-4.25%	1/31/06

Blended Index[1]	7.08%	2.28%	-9.55%	-0.53%	-0.31%	1/31/06

S&P 500 Index[2]	15.93%	3.16%	-26.21%	-8.22%	-7.25%	1/31/06

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]	The Blended Index consists of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% Barclays Intermediate-Term Government/Credit Index.
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]

On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. This Fund will always invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, this Fund will always invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Defensive Balanced Fund will always have at least 30%, and up to 70%, of assets invested in the stock market. The Fund will also have at least 30%, and up to 70%, of assets in investment grade bonds, money market instruments, or exchange traded funds that invest in fixed-income securities as a defensive tactic. In the fixed-income portion of the Fund, we began 2009 with a large allocation to government agency securities. Due to indications from our investment models, we began adding exposure to investment grade corporate bonds during the second quarter.

In the equity portion of The Defensive Balanced Fund, we began 2009 with an approximate 60% allocation to the stock market and a 40% defensive position in cash equivalent securities. We increased our defensive position during the first quarter in response to a deteriorating stock market. However, as the second quarter progressed, we decreased our defensive position and increased exposure to the stock market in response to an improving risk/reward relationship indicated by our investment models. We ended the second quarter approximately 80% invested in the stock market and 20% invested in short-term bond funds in the equity portion of The Defensive Balanced Fund. For both the second quarter and the first six months of 2009, The Defensive Balanced Fund performed essentially in line with its primary Blended Index of 42% of the S&P 500 Index, 28% of the Average 90-day U.S. Treasury bill and 30% of Barclays Intermediate-Term Government/Credit Index.

Regarding our stock market exposure, we began the year with an overweight toward value investments, and maintained our overweight position in small-cap stocks due to readings from our investment models. As the year progressed, our models indicated a preference for a neutral stance among growth versus value investments, and we ended the second quarter neutral among growth versus value investments and remained overweight in small-cap stocks. We also managed our industry and sector exposure throughout the year. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. We ended the second quarter with an overweight position in industrial materials and energy. We also decided to invest in the international markets in the second quarter, which we have avoided since the beginning of the fourth quarter of 2008.

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 7

2009 Semiannual Report | June 30, 2009

The Strategic Growth Fund

(Formerly known as The Focused Growth Fund)3

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
The Strategic Growth Fund Expense Ratios*: Net 1.57% Gross 1.74%	20.22%	8.36%	-31.36%	-10.44%	-9.91%	1/31/06

Custom Blended Index[1]	21.98%	5.12%	-33.89%	-9.33%	-8.03%	1/31/06

S&P 500 Index[2]	15.93%	3.16%	-26.21%	-8.22%	-7.25%	1/31/06

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The Custom Blended Index is comprised of 25% S&P 500, 20% S&P Midcap 400, 12.5% Russell 2000, 12.5% Dow Jones Wilshire Real Estate Investment Trust, 12.5% Goldman Sachs Commodity Index, 12% Morgan Stanley Capital International Europe, Australasia, and Far East, and 5.5% Morgan Stanley Capital International Europe Emerging Markets Index. These indices do not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees. An investor cannot invest directly in an index.

[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]

On August 25, 2008, The Focused Growth Fund became known as The Strategic Growth Fund and its investment strategy changed. This Fund will pursue its goal by investing primarily in open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this fund will always have set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities and commodity based equities.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

For the six months ended June 30, 2009, The Strategic Growth Fund outperformed both the S&P 500 Index and its Custom Benchmark. The Strategic Growth Fund is designed to hold fixed allocations across six distinct investment categories, although the mix of investments selected to represent the investment category is variable and actively managed. The fixed allocations were determined by examining an optimal asset allocation strategy that maximized return while minimizing risk during a specified time period. The current target allocation mix is comprised of the following: 17.5% international holdings, 25% large-cap holdings, 20% mid-cap holdings, 12.5% small-cap holdings, 12.5% real estate holdings, and 12.5% commodities holdings.

The Fund’s performance is compared against a custom benchmark that reflects the target allocations previously specified. For the year-to-date period through June 30, 2009, the Fund has outperformed the benchmark as a result of favorable fund selection in various categories. For instance, the Allianz NFJ International Value Fund outperformed its benchmark during the first half of 2009. We also experienced favorable results among several large-cap holdings, including the Fairholme Fund, the Hartford Capital Appreciation Fund, and the Ivy Large Cap Growth Fund. The Van Eck Global Hard Assets Fund contributed positively to our holdings of commodity-related stocks, and our real estate holding of the First American Real Estate Fund proved beneficial.

Page 8	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

The Dynamic Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
The Dynamic Growth Fund Expense Ratios*: Net 1.34% Gross 1.69%	17.80%	7.48%	-29.21%	-8.41%	-2.27%	-4.04%	2/29/00

S&P 500 Index[1]	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.41%	2/29/00

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

Despite the difficulties and declines facing the stock market during the first two months of 2009, a stock market rally that materialized in mid-March continued into the second quarter as better than expected economic data, adequate corporate earnings results and subsiding financial sector fears contributed positively to investor sentiment. Since establishing the low for 2009 on March 9th, the S&P 500 has increased nearly 37% through the end of June. As a result, the stock market ended a streak that experienced six consecutive negative quarterly returns for the S&P 500 Index.

We utilized our investment models to manage our exposure to growth versus value investments and across the range of market capitalization. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as a attractive relative valuations and favorable historical performance during recessions. As the year progressed, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. As a result, we ended the second quarter neutral among growth versus value investments and remained overweight in small-cap stocks. For both the second quarter and year-to-date periods, The Dynamic Growth Fund outperformed its benchmark, the S&P 500 Index.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. In addition, we avoided the financials, industrial materials, and energy sectors. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. We began the second quarter with a neutral weighting toward the financial sector; however, this position evolved to an overweight by the end of the second quarter. We also ended the second quarter with an overweight position in industrial materials and energy. Due to indications from our investment models, we decided to invest in the international markets in the second quarter, which we have avoided since the beginning of the fourth quarter of 2008. Initially, we established a position in emerging markets due to favorable readings from our investment models, which was soon followed by a position in developed international markets as well.

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 9

2009 Semiannual Report | June 30, 2009

The Aggressive Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
The Aggressive Growth Fund Expense Ratios*: Net 1.62% Gross 1.84%	18.70%	8.86%	-25.99%	-7.91%	-2.31%	-5.69%	2/29/00

NASDAQ Composite Index[1]	20.34%	16.98%	-19.13%	-4.64%	-1.37%	-9.02%	2/29/00

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The NASDAQ Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The first half of 2009 witnessed an abundance of events and news headlines which contributed to the stock market decline and subsequent rally. Optimism emerged regarding the recovery and health of the financial sector following bank earnings reports and results of government ‘stress tests.’ There have been instances of better than expected housing data, which has led some economists to speculate the housing market is finally stabilizing. Additionally, several measures of consumer confidence and manufacturing activity have improved since realizing cyclical lows during the first quarter.

Regarding our stock market exposure, we utilized our investment models to manage our exposure to growth versus value investments and across the range of market capitalization. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as a attractive relative valuations and favorable historical performance during recessions. As the year progressed, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. Also, we continued to add to our overweight position in small-cap stocks as the year progressed due to consistently favorable indications from our investment models. Additionally, we maintained an overweight to mid-cap stocks throughout the year.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities; while simultaneously avoiding the financials, industrial materials, and energy sectors. However, late in the first quarter we began reducing our exposure to defensive sectors, and began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. Throughout the second quarter we maintained an overweight to the energy, industrial materials, and financial sector. Finally, we made the decision to directly establish a position in international markets due to indications from our investment models. Initially, we established a position in emerging markets due to favorable readings from our investment models, which was soon followed by a position in developed international markets as well.

Page 10	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

The Quantex Fund™

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Quantex Fund™ Expense Ratios*: Net 1.73% Gross 2.26%	34.86%	24.38%	-18.54%	-9.31%	-2.66%	-3.49%	5.10%	3/20/85

Blended Index[1]	19.71%	5.55%	-26.47%	-8.68%	-0.61%	3.63%	—	3/31/85

Russell 2000 Index[2]	20.69%	2.64%	-25.01%	-9.87%	-1.67%	2.43%	6.32%	3/31/85

S&P 400 Mid-Cap Index[3]	18.75%	8.47%	-28.02%	-7.53%	0.36%	4.60%	—	3/31/85

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. The Fund’s management fee waiver is contractual and may be terminated annually by the Advisor on its renewal date.

[1]	The Blended Index consists of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index.
[2]

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices of small-sized companies. The Russell 2000 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]

The S&P 400 Mid-Cap Index is a widely recognized unmanaged index of common stock prices of mid-sized companies. The S&P 400 Mid-Cap Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

As the first half of the year has demonstrated, The Quantex Fund™ has a tendency to encounter headwinds during turbulent markets, as well as the ability to lead the market higher on the upside. The Quantex Fund™ appreciated 34.86% in the second quarter and has returned a total of 24.38% for the first half of 2009. In contrast, its Blended Index of 50% of the Russell 2000 Index and 50% of the S&P 400 Mid-Cap Index only returned 19.71% and 5.55% respectively for the second quarter and year-to-date periods.

We have consistently employed our quantitative stock selection process since April 30, 2005 for The Quantex Fund™. We utilize rankings from our financial model to determine which 100 securities are to be held in the Fund on an annual basis. As a result, the Fund is rebalanced once each year in January. For 2009, the updated composition of the Fund displays large overweights in hardware (a technology sub-sector) and consumer services and underweights in healthcare and energy. From a broader standpoint, at the beginning of the year the Fund had a 45% allocation to the service sector, 31% to the manufacturing sector and a 24% allocation to information technology. Additionally, there is a strong preference for value holdings in the 2009 composition, with mid-cap value companies comprising 36% of the Fund, followed by small-cap value with 23% and mid-cap core with 22% of the composition according to our allocation analysis in January.

For the first half of the year, XL Capital LTD was the best performing stock in the Fund, with an increase of 221%. Genworth Financial, Inc. also experienced significant returns through the first half of 2009 with an increase of nearly 147%. Overall, six of our holdings experienced returns of over 100% through the first half of 2009. The worst performing stocks during the first half include Eastman Kodak Co, which is down 55%, and media company Gannett Company Inc., which is down 54%. While financial companies were among our best performers, there were several financial sector stocks that were among the worst performers as well, including CIT Group and Huntington Bancshares Inc.

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 11

2009 Semiannual Report | June 30, 2009

The Total Return Utilities Fund

(Formerly known as The Socially Responsible Utilities Fund)3

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Socially Responsible Utilities Fund Expense Ratios*: Net 1.96% Gross 2.14%	16.21%	7.86%	-30.99%	-3.90%	4.64%	1.25%	6.21%	6/21/95

Blended Index[1]	10.13%	0.84%	-13.11%	-0.19%	4.31%	-0.20%	4.78%	6/30/95

Russell 3000 Utilities Index[2]	8.28%	-2.09%	-23.20%	-3.57%	3.93%	-4.87%	3.08%	6/30/95

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]	The Blended Index consists of 60% of the Russell 3000 Utilities Index and 40% of Barclays Capital Long Credit Index.
[2]

The Russell 3000 Utilities Index is a market capitalization-weighted index that is comprised of utility stocks that are included in the Russell 3000 Index. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]	While the name of the fund has changed, the investment objective has remained the same.
*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

Concerns regarding the large-cap utility indices have significantly dissipated as attractive valuations within the sector have made stocks broadly appealing. Although lagging the broader market since the stock market rally materialized, the utility indices provided favorable returns, and the Fund’s performance relative to the peer group has been impressive during the first half of the year. The Total Return Utilities Fund returned 16.21% for the second quarter and 7.86% for the first half of 2009. The Total Return Utilities Fund outperformed both of its benchmarks for each of these periods. The strongest portion of the gains in the stock market rally was generally experienced in lower-quality stocks; however, we have been able to obtain similar results with a portfolio of quality names characterized by strong continuing operations, healthy balance sheets, and stable or increasing dividends. Given our preference for quality, our investment strategy does not emphasize the pursuit of short-term returns; alternatively, we prefer the sustainability of gains that have been achieved.

Investor attention toward utilities and related stocks has increased significantly as Congress debates energy legislation which impacts pollution, renewable energy standards, energy efficiency standards, new nuclear energy, and the renovation of the electrical transmission grid. Similar to the movement toward deregulation at the state level in the 1980s and 1990s, change in government rules will positively impact some companies while detracting from others. For now, companies enjoying positive investor sentiment are involved in rebuilding, expanding, and adding technology to the electric grid. Approximately 20% of the Fund is focused on aspects of the electrical grid, which we believe will continue to present favorable opportunities.

Over the near term, both our holdings and the utility indices should appeal to investors seeking to build equity positions but are concerned about the uncertainties facing the economy. As noted earlier, headline risk is present, but we do not believe that the debate will inhibit our holdings thus far. Additionally, there is potential for our holdings to benefit from stimulus projects and what appears to be a much easier carbon cap-and-trade regime than many had feared. There is significant work to be done regarding the renovation and expansion of enabling facilities in this country, and we hold stocks that build and operate all the conduits we need today and for the eventual recovery.

Page 12	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

The U.S. Government Bond Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The U.S. Government Bond Fund Expense Ratios*: Net 0.99% Gross 1.58%	-0.84%	-0.75%	3.70%	5.20%	3.55%	3.33%	5.49%	5/7/85

Barclays Capital Intermediate-Term Government/Credit Index[1]	1.67%	1.62%	5.27%	6.13%	4.57%	5.66%	7.33%	4/30/85

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2009. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

Barclays Capital Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. Barclays Capital Intermediate-Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*

The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2008. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Flex-funds® U.S. Government Bond Fund’s sector allocation continues to be positioned away from U.S. Treasury securities, and towards U.S. Government agency securities. In the second quarter we also added to our position in investment grade debt as this sector continues to offer value. U.S. Treasury securities dramatically underperformed year-to-date, and it appears the rally in this sector may have peaked. However, as its name implies, The U.S. Government Bond Fund is limited to a 20% weighting in corporate debt securities and this limitation led to its underperformance relative to the Barclays Capital Intermediate-Term Government/Credit Index.

The yield spread of government agency securities over U.S. Treasuries continues to be attractive versus the historical average. This, in conjunction with current Federal Reserve policies, should continue to benefit the government agency and investment grade sectors. Intervention by Federal Reserve on short-term interest rates has kept yields on the U.S. Treasury curve in check and trading within a range for the last months.

We began the year with an average weighted maturity in line with the benchmark; however, in the second quarter the Fund moved to alter average weighted maturity stance. Interest rate projections based on our models indicate intermediate-term interest rates may move higher in the coming quarters. With this in mind coupled with signs of improving economic data, we believed it was optimal to slightly underweight our average weighted maturity compared to the benchmark.

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 13

2009 Semiannual Report | June 30, 2009

The Money Market Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2009	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Money Market Fund (Retail Class) Expense Ratios*: Net 0.49% Gross 0.83%	0.16%	0.43%	1.54%	3.51%	3.24%	3.19%	4.84%	3/27/85

Current & Effective Yields[1]	7-day Compound: 0.52%				7-day Simple: 0.52%
Lipper Average General-Purpose Money Market Fund[2]	0.04%	0.13%	0.92%	2.98%	2.73%	2.71%	4.54%	3/31/85

The Flex-funds® Money Market Fund (Institutional Class) Expense Ratios*: Net 0.37% Gross 0.68%	0.18%	0.50%	1.67%	3.65%	—	—	3.60%	12/28/04

Current & Effective Yields[1]	7-day Compound: 0.63%				7-day Simple: 0.63%
iMoneyNet, Inc. Average First-Tier Institutional Money Market Fund[2]	0.09%	0.28%	1.35%	3.48%	—	—	3.53%	12/31/04

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended June 30, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

[1]	For the period ended June 30, 2009, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.
[2]

An index of funds such as Lipper’s Average General Purpose Money Market Fund Index and iMoneyNet, Inc.’s Average First-Tier Institutional Money Market Fund Index includes a number of mutual funds grouped by investment objective.

*

The Net Expense Ratios are percentages of the Funds’ net assets as of December 31, 2008. Gross Expense Ratios are percentages of the Funds’ assets as they are shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Retail Class of The Flex-funds® Money Market Fund continued to rank among the top first tier retail and institutional money market funds in the country during the six month period ended June 30, 2009, according to iMoneyNet, Inc. Further, The Retail Class of The Flex-funds® Money Market Fund closed the period with a 0.52% 7-day compound yield and a 0.52% 7-day simple yield, while the median first-tier retail money market fund finished the quarter with yields of 0.04% and 0.04%, respectively.

Throughout the first half of 2009, we continued to focus on high quality investments and supported a relatively long weighted average maturity. As the year progressed, we continued to overweight U.S. Government agency securities while we reduced our holdings in commercial paper. We added FDIC backed securities to the portfolio, which allowed us to add yield to the Fund without increasing our risk profile. As of June 30, 2009 the portfolio composition was as follows: 24% U.S. Government agency securities, 18% corporate debt securities (including commercial paper), 9% in certificates of deposit and 49% in other money market funds. The strategy served the Fund well as the retail class finished the first half in the 5th percentile for the 1-year period ending June 30, 2009 (10th out of 217 funds) based on preliminary results versus its peers according to iMoneyNet, Inc.

As we enter the second half of 2009 we believe the Fund is positioned properly to maintain its outperformance. We will continue to face challenges with short-term investment options since we expect supply of available investment options and credit quality to be depressed for the next several months. The quality of the Fund’s investments will remain top priority as we navigate through this turbulent time period. However, we believe actions taken by the U.S. Government to rescue the sluggish economy should prove successful over time, and ultimately enable a return to normal market conditions. We believe short-term interest rates should remain depressed in the upcoming quarter. We believe a relatively long weighted average maturity should continue to prove beneficial. Throughout the remainder of the year, we will monitor the markets and our strategy, while constantly keeping in mind the best interest of our shareholders.

Page 14	The Flex-funds® 2009 Semiannual Report | June 30, 2009

2009 Semiannual Report | June 30, 2009

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2008 to June 30, 2009.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES	Beginning Account Value (12/31/2008)	Ending Account Value (6/30/2009)	Expenses Paid During Period[1] (12/31/2008 - 6/30/2009)	Expense Ratio (Annualized)
The Muirfield Fund®	$1,000.00	$1,021.40	$7.67	1.53%
The Total Return Utilities Fund	1,000.00	1,078.60	11.29	2.19%
The Quantex Fund™	1,000.00	1,243.80	12.07	2.17%
The Dynamic Growth Fund	1,000.00	1,074.80	7.56	1.47%
The Aggressive Growth Fund	1,000.00	1,088.60	8.29	1.60%
The Defensive Balanced Fund	1,000.00	1,022.90	8.03	1.60%
The Strategic Growth Fund	1,000.00	1,083.60	8.27	1.60%
The U.S. Government Bond Fund	1,000.00	992.50	4.89	0.99%
The Money Market Fund - Retail Class	1,000.00	1,004.30	2.93	0.59%
The Money Market Fund - Institutional Class	1,000.00	1,005.00	2.29	0.46%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE (5% return before expenses)	Beginning Account Value (12/31/2008)	Ending Account Value (6/30/2009)	Expenses Paid During Period[1] (12/31/2008 - 6/30/2009)	Expense Ratio (Annualized)
The Muirfield Fund®	$1,000.00	$1,017.21	$7.65	1.53%
The Total Return Utilities Fund	1,000.00	1,013.93	10.94	2.19%
The Quantex Fund™	1,000.00	1,014.03	10.84	2.17%
The Dynamic Growth Fund	1,000.00	1,017.50	7.35	1.47%
The Aggressive Growth Fund	1,000.00	1,016.86	8.00	1.60%
The Defensive Balanced Fund	1,000.00	1,016.86	8.00	1.60%
The Strategic Growth Fund	1,000.00	1,016.86	8.00	1.60%
The U.S. Government Bond Fund	1,000.00	1,019.89	4.96	0.99%
The Money Market Fund - Retail Class	1,000.00	1,021.87	2.96	0.59%
The Money Market Fund - Institutional Class	1,000.00	1,022.51	2.31	0.46%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the total number of days in the six-month period).

The Flex-funds® 2009 Semiannual Report | June 30, 2009	Page 15

2009 Semiannual Report | June 30, 2009

2009 Semiannual Report

Portfolio Holdings & Financial Statements

Page 16	The Flex-funds® 2009 Semiannual Report | June 30, 2009

Schedule of Investments

June 30, 2009 (unaudited)

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 89.9%
AIM Diversified Dividend Fund	310,437	2,775,310
Allianz NFJ Dividend Value Fund	288,779	2,486,388
American Century Equity Income Fund	128,866	744,845
BB&T Equity Income Fund	307,236	3,192,185
BlackRock Equity Dividend Fund	137,828	1,831,740
Columbia Dividend Income Fund	176,254	1,771,348
Consumer Staples Select Sector SPDR Fund	43,900	1,009,261
Energy Select Sector SPDR Fund	53,950	2,592,298
Fairholme Fund	240,722	6,109,520
Fidelity Advisor Leveraged Company Stock Fund	194,576	4,187,283
Fidelity Ginnie Mae Fund	245,913	2,773,901
Financial Select Sector SPDR Fund	146,900	1,755,455
Goldman Sachs Short Duration Government Fund	200,527	2,079,465
Hartford Capital Appreciation Fund	129,221	3,213,737
Health Care Select Sector SPDR Fund	39,000	1,026,090
Heartland Value Plus Fund	49,494	952,914
iShares MSCI EAFE Index Fund	69,875	3,200,974
iShares MSCI Emerging Markets Index	68,925	2,221,453
iShares Russell 2000 Index Fund	37,525	1,916,777
iShares S&P MidCap 400 Index Fund	32,765	1,893,489
Ivy Asset Strategy Fund	95,085	1,824,675
Ivy Large Cap Growth Fund	52,561	508,791
Janus Adviser Forty Fund	180,009	4,737,832
Janus Perkins Mid Cap Value Fund	198,207	2,799,124
Janus Short-Term Bond Fund	468,361	1,405,082
Lazard Emerging Markets Portfolio	84,268	1,218,512
Longleaf Partners Fund	35,764	695,606
Nuveen Tradewinds Value Opportunities Fund	206,759	4,997,355
PowerShares QQQ	110,455	4,018,353
RidgeWorth Large Cap Value Equity Fund	391,480	3,585,959
RidgeWorth Small Cap Value Equity Fund	182,893	1,580,200
Scout Bond Fund	122,346	1,389,847
Sentinel Government Securities Fund	257,039	2,788,870
T. Rowe Price Small Cap Value Fund	109,643	2,664,331
TCW Total Return Bond Fund	147,805	1,418,558
Technology Select Sector SPDR Fund	66,075	1,203,226
Vanguard Inflation-Protected Securities Fund	173,380	2,106,562

Total Registered Investment Companies (Cost $88,220,441)		86,677,316

Money Market Registered Investment Companies — 9.2%
The Flex-funds Money Market Fund — Institutional Class*	8,864,492	8,864,492

Total Money Market Registered Investment Companies (Cost $8,864,492)		8,864,492

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
U.S. Government Obligations — 0.8%
U.S. Treasury Bill, 0.11%, due 09/03/2009**	800,000	799,798

Total U.S. Government Obligations (Cost $799,843)		799,798

Total Investments — 99.9% (Cost $97,884,776)(a)		96,341,606

Other Assets less Liabilities — 0.1%		62,147

Total Net Assets — 100.0%		96,403,753

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	1,198	6,769
The Flex-funds Defensive Balanced Fund	596	4,792
The Flex-funds Dynamic Growth Fund	1,036	6,102
The Flex-funds Muirfield Fund	3,838	16,503
The Flex-funds Quantex Fund	2,205	28,577
The Flex-funds Total Return Utilities Fund	241	4,157

Total Trustee Deferred Compensation (Cost $76,983)		66,900

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2009, notional value $4,577,500	20	48,175

Total Futures Contracts		48,175

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $3,451,698. Cost for federal income tax purposes of $101,336,474 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,240,969
Unrealized depreciation	(4,784,139)

Net unrealized appreciation (depreciation)	$(1,543,170)

*	Investment in affiliate.
**	Pledged as collateral on futures contracts.
***	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	17

Schedule of Investments

June 30, 2009 (unaudited)

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 95.9%
AIM Diversified Dividend Fund	286,637	2,562,532
Allianz NFJ Dividend Value Fund	241,309	2,077,674
American Century Equity Income Fund	128,866	744,845
BB&T Equity Income Fund	287,702	2,989,222
BlackRock Equity Dividend Fund	102,921	1,367,815
Columbia Dividend Income Fund	198,046	1,990,362
Consumer Staples Select Sector SPDR Fund	32,950	757,521
DWS Large Cap Value Fund	81,502	1,132,057
Energy Select Sector SPDR Fund	39,475	1,896,774
Fairholme Fund	221,085	5,611,140
Fidelity Advisor Leveraged Company Stock Fund	189,999	4,088,770
Financial Select Sector SPDR Fund	160,000	1,912,000
Hartford Capital Appreciation Fund	118,690	2,951,830
Health Care Select Sector SPDR Fund	29,250	769,568
Heartland Value Plus Fund	67,954	1,308,343
iShares MSCI EAFE Index Fund	66,900	3,064,689
iShares MSCI Emerging Markets Index	64,400	2,075,612
iShares Russell 2000 Index Fund	22,475	1,148,023
iShares S&P MidCap 400 Index Fund	26,550	1,534,325
Ivy Asset Strategy Fund	135,130	2,593,146
Ivy Large Cap Growth Fund	153,893	1,489,687
Janus Adviser Forty Fund	147,144	3,872,832
Janus Perkins Mid Cap Value Fund	202,719	2,862,843
Lazard Emerging Markets Portfolio	86,328	1,248,296
Longleaf Partners Fund	25,278	491,658
Nuveen Tradewinds Value Opportunities Fund	218,040	5,270,016
PowerShares QQQ	96,650	3,516,127
RidgeWorth Large Cap Value Equity Fund	353,150	3,234,850
RidgeWorth Small Cap Value Equity Fund	185,406	1,601,911
T. Rowe Price Small Cap Value Fund	126,806	3,081,377
Technology Select Sector SPDR Fund	74,760	1,361,380

Total Registered Investment Companies (Cost $73,147,893)		70,607,225

Money Market Registered Investment Companies — 3.1%
The Flex-funds Money Market Fund —Institutional Class*	2,296,706	2,296,706

Total Money Market Registered Investment Companies (Cost $2,296,706)		2,296,706

U.S. Government Obligations — 1.1%
U.S. Treasury Bill, 0.11%, due 09/03/2009**	800,000	799,798

Total U.S. Government Obligations (Cost $799,843)		799,798

Total Investments — 100.1% (Cost $76,244,442)(a)		73,703,729

Liabilities less Other Assets — (0.1%)		(98,391)

Total Net Assets — 100.0%		73,605,338

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	802	4,531
The Flex-funds Defensive Balanced Fund	389	3,128
The Flex-funds Dynamic Growth Fund	404	2,380
The Flex-funds Muirfield Fund	1,381	5,938
The Flex-funds Quantex Fund	780	10,109
The Flex-funds Total Return Utilities Fund	106	1,829

Total Trustee Deferred Compensation (Cost $31,290)		27,915

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2009, notional value $3,433,125	15	5,763

Total Futures Contracts		5,763

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $6,360,177. Cost for federal income tax purposes of $82,604,619 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,224,551
Unrealized depreciation	(5,765,264)

Net unrealized appreciation (depreciation)	$(2,540,713)

*	Investment in affiliate.
**	Pledged as collateral on futures contracts.
***	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

18	The Flex-funds

Schedule of Investments

June 30, 2009 (unaudited)

The Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 94.2%
AIM Diversified Dividend Fund	91,370	816,847
Allianz NFJ Dividend Value Fund	64,275	553,411
BB&T Equity Income Fund	32,649	339,224
DWS Large Cap Value Fund	16,065	223,139
Energy Select Sector SPDR Fund	18,650	896,133
Fairholme Fund	68,611	1,741,355
Fidelity Advisor Leveraged Company Stock Fund	87,670	1,886,665
Financial Select Sector SPDR Fund	86,400	1,032,480
Hartford Capital Appreciation Fund	30,602	761,079
iShares MSCI EAFE Index Fund	26,500	1,213,965
iShares MSCI Emerging Markets Index	49,525	1,596,191
iShares Russell Microcap Index Fund	10,625	349,350
iShares Russell 2000 Index Fund	9,750	498,030
iShares S&P MidCap 400 Index Fund	22,760	1,315,300
Janus Adviser Forty Fund	59,525	1,566,694
Lazard Emerging Markets Portfolio	79,965	1,156,297
Longleaf Partners Fund	10,111	196,663
Nuveen Tradewinds Value Opportunities Fund	75,972	1,836,239
PowerShares QQQ	37,660	1,370,071
RidgeWorth Large Cap Value Equity Fund	119,262	1,092,437
RidgeWorth Small Cap Value Equity Fund	87,602	756,880
T. Rowe Price Small Cap Value Fund	54,165	1,316,207

Total Registered Investment Companies (Cost $21,647,971)		22,514,657

Money Market Registered Investment Companies — 4.8%
The Flex-funds Money Market Fund — Institutional Class*	1,137,713	1,137,713

Total Money Market Registered Investment Companies (Cost $1,137,713)		1,137,713

U.S. Government Obligations — 1.2%
U.S. Treasury Bill, 0.11%, due 09/03/2009**	300,000	299,924

Total U.S. Government Obligations (Cost $299,941)		299,924

Total Investments — 100.2% (Cost $23,085,625)(a)		23,952,294

Liabilities less Other Assets — (0.2%)		(40,156)

Total Net Assets — 100.0%		23,912,138

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	529	2,989
The Flex-funds Defensive Balanced Fund	270	2,171
The Flex-funds Dynamic Growth Fund	297	1,749
The Flex-funds Muirfield Fund	1,044	4,489
The Flex-funds Quantex Fund	573	7,426
The Flex-funds Total Return Utilities Fund	74	1,277

Total Trustee Deferred Compensation (Cost $24,040)		20,101

The Aggressive Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2009, notional value $1,373,250	6	(9,495)

Total Futures Contracts		(9,495)

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $1,467,437. Cost for federal income tax purposes of $24,553,062 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,636,714
Unrealized depreciation	(770,045)

Net unrealized appreciation (depreciation)	$866,669

*	Investment in affiliate.
**	Pledged as collateral on futures contracts.
***	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	19

Schedule of Investments

June 30, 2009 (unaudited)

The Defensive Balanced Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 63.9%
AIM Diversified Dividend Fund	95,369	852,602
Allianz NFJ Dividend Value Fund	81,367	700,571
American Century Equity Income Fund	85,911	496,564
BB&T Equity Income Fund	71,326	741,073
BlackRock Equity Dividend Fund	31,576	419,651
Columbia Dividend Income Fund	28,752	288,955
Consumer Staples Select Sector SPDR Fund	17,575	404,049
Energy Select Sector SPDR Fund	12,500	600,625
Fairholme Fund	68,301	1,733,478
Fidelity Advisor Leveraged Company Stock Fund	56,245	1,210,400
Fidelity Ginnie Mae Fund	75,295	849,330
Financial Select Sector SPDR Fund	36,100	431,395
Goldman Sachs Short Duration Government Fund	61,388	636,598
Hartford Capital Appreciation Fund	24,773	616,111
Health Care Select Sector SPDR Fund	15,600	410,436
Heartland Value Plus Fund	15,319	294,945
iShares iBoxx $ Investment Grade Corporate Bond Fund	9,950	997,786
iShares MSCI EAFE Index Fund	19,200	879,552
iShares MSCI Emerging Markets Index	17,625	568,054
iShares Russell 2000 Index Fund	9,025	460,997
iShares S&P MidCap 400 Index Fund	17,050	985,320
Ivy Asset Strategy Fund	41,858	803,259
Janus Adviser Forty Fund	54,701	1,439,738
Janus Perkins Mid Cap Value Fund	43,249	610,776
Janus Short-Term Bond Fund	144,011	432,033
Lazard Emerging Markets Portfolio	23,062	333,479
Longleaf Partners Fund	10,218	198,745
Nuveen Tradewinds Value Opportunities Fund	63,801	1,542,062
PowerShares QQQ	31,650	1,151,427
RidgeWorth Large Cap Value Equity Fund	113,118	1,036,157
RidgeWorth Small Cap Value Equity Fund	53,741	464,324
Scout Bond Fund	37,454	425,479
Sentinel Government Securities Fund	78,712	854,030
T. Rowe Price Small Cap Value Fund	39,905	969,682
TCW Total Return Bond Fund	45,495	436,640
Technology Select Sector SPDR Fund	11,975	218,065
Vanguard Inflation-Protected Securities Fund	53,034	644,361

Total Registered Investment Companies (Cost $25,810,815)		26,138,749

Money Market Registered Investment Companies — 12.0%
The Flex-funds Money Market Fund — Institutional Class*	4,927,124	4,927,124

Total Money Market Registered Investment Companies (Cost $4,927,124)		4,927,124

The Defensive Balanced Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
U.S. Government Obligations — 24.1%
Federal Agricultural Mortgage Corp., 3.05%, due 5/14/2014	1,000,000	980,660
Federal National Mortgage Association, 1.75%, due 02/06/2013	2,000,000	1,984,840
Federal Farm Credit Note, 2.60%, due 01/28/2013	2,000,000	1,993,000
Federal Farm Credit Note, 3.40%, due 03/03/2014	1,000,000	994,490
Federal Home Loan Mortgage Corp., 2.00%, due 01/29/2014	1,000,000	984,640
Federal Home Loan Mortgage Corp., 2.00%, due 02/26/2014	1,000,000	990,370
Federal Home Loan Mortgage Corp., 2.50%, due 02/27/2014	1,000,000	988,050
Government National Mortgage Association, 5.00%, due 10/20/2036	631,881	641,458
U.S. Treasury Bill, 0.11%, due 09/03/2009**	300,000	299,924

Total U.S. Government Obligations (Cost $9,933,498)		9,857,432

Total Investments — 100.0% (Cost $40,671,437)(a)		40,923,305

Liabilities less Other Assets — (0.0%)		(4,867)

Total Net Assets — 100.0%		40,918,438

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	843	4,763
The Flex-funds Defensive Balanced Fund	437	3,513
The Flex-funds Dynamic Growth Fund	252	1,484
The Flex-funds Muirfield Fund	708	3,044
The Flex-funds Quantex Fund	347	4,497
The Flex-funds Total Return Utilities Fund	91	1,570

Total Trustee Deferred Compensation (Cost $23,384)		18,871

20	The Flex-funds

Schedule of Investments

June 30, 2009 (unaudited)

The Defensive Balanced Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2009, notional value $2,059,875	9	13,708

Total Futures Contracts		13,708

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $1,645,875. Cost for federal income tax purposes of $42,317,312 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,182,769
Unrealized depreciation	(930,901)

Net unrealized appreciation (depreciation)	$251,868

*	Investment in affiliate.
**	Pledged as collateral on futures contracts.
***	Assets of affiliates to The Defensive Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	21

Schedule of Investments

June 30, 2009 (unaudited)

The Strategic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 92.1%
AIM Diversified Dividend Fund	57,713	515,951
AIM Mid Cap Core Equity Fund	41,254	745,462
Allianz NFJ International Value Fund	178,117	2,705,597
American Century Equity Income Fund	94,502	546,220
BB&T Equity Income Fund	46,539	483,540
DWS Large Cap Value Fund	21,420	297,519
Fairholme Fund	50,345	1,277,761
Fidelity Advisor Leveraged Company Stock Fund	35,542	764,863
First American Real Estate Securities Fund	163,858	1,656,602
Hartford Capital Appreciation Fund	10,201	253,693
Heartland Value Plus Fund	61,970	1,193,128
Ivy Asset Strategy Fund	38,433	737,531
Ivy Large Cap Growth Fund	41,158	398,410
Janus Adviser Forty Fund	23,432	616,743
Janus Perkins Mid Cap Value Fund	79,890	1,128,217
Lazard Emerging Markets Portfolio	48,081	695,258
Materials Select Sector SPDR Trust	38,675	997,815
Nuveen Tradewinds Value Opportunities Fund	54,540	1,318,243
Oppenheimer Real Estate Fund (The)	148,327	1,547,055
PowerShares QQQ	16,775	610,274
RidgeWorth Large Cap Value Equity Fund	66,632	610,346
RidgeWorth Small Cap Value Equity Fund	112,631	973,131
RS Emerging Markets Fund	56,948	988,041
Touchstone Mid Cap Growth Fund	39,831	608,220
Van Eck Global Hard Assets Fund	65,244	2,157,620

Total Registered Investment Companies (Cost $25,232,587)		23,827,240

Money Market Registered Investment Companies — 3.4%
The Flex-funds Money Market Fund — Institutional Class*	893,735	893,735

Total Money Market Registered Investment Companies (Cost $893,735)		893,735

U.S. Government Obligations — 1.2%
U.S. Treasury Bill, 0.11%, due 09/03/2009**	300,000	299,924

Total U.S. Government Obligations (Cost $299,941)		299,924

Total Investments — 96.7% (Cost $26,426,263)(a)		25,020,899

Other Assets less Liabilities — 3.3%		847,089

Total Net Assets — 100.0%		25,867,988

The Strategic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	699	3,949
The Flex-funds Defensive Balanced Fund	366	2,943
The Flex-funds Dynamic Growth Fund	209	1,231
The Flex-funds Muirfield Fund	595	2,559
The Flex-funds Quantex Fund	289	3,745
The Flex-funds Total Return Utilities Fund	76	1,311

Total Trustee Deferred Compensation (Cost $19,899)		15,738

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2009, notional value $2,883,500	10	(24,575)

Total Futures Contracts		(24,575)

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $604,466. Cost for federal income tax purposes of $27,030,729 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$770,184
Unrealized depreciation	(2,175,548)

Net unrealized appreciation (depreciation)	$(1,405,364)

*	Investment in affiliate.
**	Pledged as collateral on futures contracts.
***	Assets of affiliates to The Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

22	The Flex-funds

Schedule of Investments

June 30, 2009 (unaudited)

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — 89.7%
Business Services — 6.0%
Convergys Corp.#	9,040	83,891
IMS Health, Inc.	3,825	48,577
Interpublic Group of Companies, Inc./The#	13,455	67,948
Monster Worldwide, Inc.#	4,790	56,570
R.R. Donnelly & Sons Co.	4,960	57,635
Ryder System, Inc.	1,490	41,601
Teradata Corp.#	3,930	92,080
Total System Services, Inc.	4,810	64,406

(Cost $812,027)		512,708

Consumer Goods — 8.0%
Bemis Co., Inc.	2,440	61,488
Dean Foods Company#	3,220	61,792
Eastman Kodak Company	10,240	30,310
Harman International Industries, Inc.	3,460	65,048
International Flavors & Fragrances, Inc.	1,945	63,640
Jones Apparel Group, Inc.	9,890	106,120
Newell Rubbermaid, Inc.	6,890	71,725
Polo Ralph Lauren Corp.	1,270	67,996
Sealed Air Corp.	3,875	71,494
Tyson Foods, Inc.	6,615	83,415

(Cost $985,167)		683,028

Consumer Services — 16.7%
Abercrombie and Fitch Co.	2,920	74,139
AutoNation, Inc.#	5,865	101,758
Big Lots, Inc.#	3,995	84,015
Centex Corp.	5,450	46,107
D.R. Horton, Inc.	8,230	77,033
Expedia, Inc.#	8,180	123,600
KB HOME	4,250	58,140
Lennar Corp.	6,140	59,497
Limited Brands, Inc.	6,710	80,319
Nordstrom, Inc.	5,060	100,643
Office Depot, Inc.#	19,460	88,737
Pulte Homes, Inc.	5,300	46,799
RadioShack Corp.	4,855	67,776
Sears Holdings Corp.#	1,730	115,079
Whole Foods Market, Inc.	7,140	135,517
Wyndham Worldwide Corp.	8,850	107,262
Wynn Resorts, Ltd.#	1,590	56,127

(Cost $1,615,476)		1,422,548

Energy — 4.9%
Cabot Oil & Gas Corp.	2,590	79,358
Massey Energy Company	4,880	95,355
Pioneer Natural Resources Company.	4,160	106,080
Rowan Companies, Inc.	3,640	70,325
Tesoro Corp.	5,110	65,050

(Cost $395,153)		416,168

Financial Services — 13.9%
American Capital, Ltd.	20,800	66,768
Apartment Investment & Management Company@	5,885	52,082
Banco Santander SA — ADR	6,238	75,480
CB Richard Ellis Group, Inc.#	13,420	125,611
CIT Group, Inc.	12,770	27,455
Developers Diversified Realty Corp.@	12,728	62,113

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — continued
E*TRADE Financial Corp.#	50,430	65,055
Federated Investors, Inc.	3,410	82,147
First Horizon National Corp.	5,721	68,651
Genworth Financial, Inc.	23,820	166,502
Huntington Bancshares, Inc.	8,800	36,784
Janus Capital Group, Inc.	7,220	82,308
MBIA, Inc.#	14,250	61,702
Wachovia Corp. Pref. Dividend Equalization#	1,700	—
XL Capital, Ltd.	18,220	208,801

(Cost $1,626,850)		1,181,459

Hardware — 13.5%
Advanced Micro Devices, Inc.#	26,850	103,910
Ciena Corp.#	8,649	89,517
Jabil Circuit, Inc.	8,590	63,738
JDS Uniphase Corp.#	15,882	90,845
Lexmark International, Inc.#	2,150	34,078
LSI Corp.#	17,620	80,347
Micron Technology, Inc.#	25,530	129,182
Molex, Inc.	3,955	61,500
National Semiconductor Corp.	6,690	83,959
Novellus Systems, Inc.#	4,700	78,490
QLogic Corp.#	4,315	54,714
SanDisk Corp.#	7,020	103,194
Tellabs, Inc.#	14,075	80,650
Teradyne, Inc.#	13,740	94,256

(Cost $1,541,325)		1,148,380

Healthcare — 5.8%
Coventry Health Care, Inc.#	4,530	84,756
King Pharmaceuticals, Inc.#	5,455	52,532
Patterson Companies, Inc.#	3,085	66,945
PerkinElmer, Inc.	4,150	72,210
Tenet Healthcare Corp.#	50,425	142,198
Watson Pharmaceuticals, lnc.#	2,180	73,444

(Cost $573,358)		492,085

Industrial Materials — 10.9%
AK Steel Holding Corp.	7,230	138,744
Allegheny Technologies, Inc.	2,640	92,215
Black & Decker Corp./The	1,380	39,551
CF Industries Holdings, Inc.	1,370	101,572
Eastman Chemical Company	1,835	69,547
Goodyear Tire & Rubber Company/The#	11,290	127,125
Leggett & Platt, Inc.	3,815	58,102
Manitowoc Company, Inc./The	7,780	40,923
MeadWestvaco Corp.	6,020	98,788
Snap-on, Inc.	1,470	42,248
Stanley Works/The	1,695	57,359
Titanium Metals Corp.	6,580	60,470

(Cost $1,004,398)		926,644

Media — 3.3%
Gannett Co., Inc.	8,420	30,059
Meredith Corp.	3,385	86,487
New York Times Co./The	7,910	43,584
Scripps Networks Interactive	2,435	67,766
Washington Post Company/The	145	51,066

(Cost $553,206)		278,962

The Flex-funds	23

Schedule of Investments

June 30, 2009 (unaudited)

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — continued
Software — 2.5%
Akamai Technologies, Inc.#	4,460	85,543
Compuware Corp.#	8,590	58,927
Novell, Inc.#	14,905	67,520

(Cost $254,357)		211,990

Telephone & Telecommunications — 1.3%
CenturyTel, Inc.	2,120	65,084
Frontier Communications Corp.	6,635	47,374

(Cost $175,354)		112,458

Utilities — 2.9%
CMS Energy Corp.	5,735	69,279
Dynegy, Inc.#	29,000	65,830
Nicor, Inc.	1,665	57,642
TECO Energy, Inc.	4,690	55,952

(Cost $364,778)		248,703

Total Common Stocks (Cost $9,901,449)		7,635,133

Money Market Registered Investment Companies — 9.3%
The Flex-funds Money Market Fund — Institutional Class*	793,533	793,533

Total Money Market Registered Investment Companies (Cost $793,533)		793,533

U.S. Government Obligations — 1.1%
U.S. Treasury Bill, 0.11%, due 09/03/2009**	100,000	99,975

Total U.S. Government Obligations (Cost $99,981)		99,975

Total Investments — 100.1% (Cost $10,794,963)(a)		8,528,641

Liabilities less Other Assets — (0.1%)		(8,363)

Total Net Assets — 100.0%		8,520,278

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	432	2,441
The Flex-funds Defensive Balanced Fund	222	1,785
The Flex-funds Dynamic Growth Fund	479	2,821
The Flex-funds Muirfield Fund	1,853	7,968
The Flex-funds Quantex Fund	980	12,701
The Flex-funds Total Return Utilities Fund	103	1,777

Total Trustee Deferred Compensation (Cost $34,275)		29,493

The Quantex Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2009, notional value $865,050	3	(4,973)

Total Futures Contracts		(4,973)

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $5,785. Cost for federal income tax purposes of $10,800,748 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$895,945
Unrealized depreciation	(3,162,267)

Net unrealized appreciation (depreciation)	$(2,266,322)

ADR American Depositary Receipt

#	Represents non-income producing securities.
@	Real estate investment trust.
*	Investment in affiliate.
**	Pledged as collateral on Futures Contracts.
***	Assets of affiliates to The Flex-funds Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

24	The Flex-funds

Schedule of Investments

June 30, 2009 (unaudited)

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — 98.8%
Electric Utility — 29.0%
AES Corp.#	55,530	644,703
CMS Energy Corp.	31,170	376,534
Covanta Holding Corp.#	21,535	365,234
Itron, Inc.#	5,040	277,553
MDU Resources Group, Inc.	37,982	720,518
Northeast Utilities	47,340	1,056,155
NV Energy, Inc.	55,025	593,720
Pepco Holdings, Inc.	13,790	185,338
Quanta Services, Inc.#	20,675	478,213

(Cost $5,820,698)		4,697,968

Independent Power Producer — 0.5%
Dynegy, Inc.#	33,485	76,011

(Cost $163,747)		76,011

Natural Gas Distribution — 10.2%
National Grid PLC — ADR	6,850	309,825
NiSource, Inc.	52,330	610,168
ONEOK, Inc.	8,625	254,351
Southern Union Co.	27,000	496,530

(Cost $2,359,176)		1,670,874

Oil Exploration & Production — 3.5%
EQT Corp.	9,465	330,423
Ultra Petroleum Corp.#	5,680	221,520

(Cost $601,747)		551,943

Pipelines — 17.1%
El Paso Corp.	43,495	401,459
Enterprise Products Partners, L.P.	24,666	615,170
Kinder Morgan Energy Partners, L.P.	16,198	828,042
Questar Corp.	12,505	388,405
Spectra Energy Corp.	31,550	533,826

(Cost $3,006,303)		2,766,902

Telephone & Telecommunications — 31.4%
Akamai Technologies, Inc.#	26,555	509,325
AT&T, Inc.	28,960	719,299
BCE, Inc.	16,340	337,584
China Mobile Limited — ADR	6,605	330,778
Fairpoint Communications Inc	592	355
General Cable Corp.#	18,215	684,520
NII Holdings, Inc.#	29,215	557,130
Philippine Long Distance Telephone Company — ADR	6,890	342,571
Telefonica S.A. — ADR	8,945	607,276
Telephone and Data Systems, Inc.	10,080	285,264
Verizon Communications, Inc.	23,285	715,548

(Cost $6,341,793)		5,089,650

Utility Services — 2.3%
Fluor Corp.	7,410	380,059

(Cost $297,906)		380,059

Water Utility — 4.8%
American Water Works Co., Inc.	24,260	463,609
Companhia De Saneamento Basico do Estado de Sao Paulo — ADR	10,505	315,045

(Cost $784,168)		778,654

Total Common Stocks (Cost $19,375,538)		16,012,061

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Money Market Registered Investment Companies — 1.2%
The Flex-funds Money Market Fund — Institutional Class*	189,645	189,645

Total Money Market Registered Investment Companies (Cost $189,645)		189,645

Total Investments — 100.0% (Cost $19,565,183)(a)		16,201,706

Other Assets less Liabilities — 0.0%		6,102

Total Net Assets — 100.0%		16,207,808

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	502	2,836
The Flex-funds Defensive Balanced Fund	259	2,082
The Flex-funds Dynamic Growth Fund	388	2,285
The Flex-funds Muirfield Fund	1,427	6,136
The Flex-funds Quantex Fund	800	10,368
The Flex-funds Total Return Utilities Fund	90	1,553

Total Trustee Deferred Compensation (Cost $29,684)		25,260

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $236,123. Cost for federal income tax purposes of $19,801,306 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,024,059
Unrealized depreciation	(4,387,536)

Net unrealized appreciation (depreciation)	$(3,363,477)

ADR American Depositary Receipt

#	Represents non-income producing securities.
*	Investment in affiliate.
**	Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	25

Schedule of Investments

June 30, 2009 (unaudited)

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)(a)
U.S. Government Obligations — 82.1%
Fannie Mae, 4.00%, due 02/20/2024#	1,000,000	949,700
Federal Home Loan Bank, 3.125%, due 10/21/2011	1,000,000	1,001,550
Federal Home Loan Bank, 3.00%, due 04/07/2014	1,000,000	980,560
Federal Home Loan Bank, 3.25%, due 04/13/2015	1,000,000	963,080
Federal Home Loan Bank, 3.80%, due 05/20/2016	1,000,000	961,310
Federal Home Loan Bank, 3.80%, due 06/15/2016	1,000,000	960,700
Federal Home Loan Mortgage Corporation, 5.00%, due 06/25/2019	1,000,000	996,240
Federal Home Loan Mortgage Corporation, 5.30%, due 05/12/2020	1,000,000	1,007,100
Government National Mortgage Association, 3.279%, due 02/16/2035	997,648	966,406
Government National Mortgage Association, 6.00%, due 02/15/2038	905,571	943,492
Government National Mortgage Association, 5.00%, due 04/15/2038	926,253	943,331
Government National Mortgage Association, 5.50%, due 07/16/2038	927,076	952,426
Government National Mortgage Association, 6.50%, due 07/20/2038	25,864	27,364
Government National Mortgage Association, 4.50%, due 03/15/2039	992,751	990,269

Total U.S. Government Obligations (Cost $12,742,253)		12,643,528

Corporate Bonds — 12.0%
Cargill, Inc., 6.00%, due 11/27/2017*	500,000	487,593
GE Capital Corp., 1.16%, due 04/28/2011#	500,000	475,000
Honeywell International, 4.25%, due 03/01/2013	350,000	360,500
Paccar Financial Corp., 4.64%, due 01/12/2011#	500,000	516,380

Total Corporate Bonds (Cost $1,800,629)		1,839,473

Money Market Registered Investment Companies — 5.5%
The Flex-funds Money Market Fund — Institutional Class**	853,280	853,280

Total Money Market Registered Investment Companies (Cost $853,280)		853,280

Total Investments — 99.6% (Cost $15,396,162)(a)		15,336,281

Other Assets less Liabilities — 0.4%		56,494

Total Net Assets — 100.0%		15,392,775

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)(a)
Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	395	2,232
The Flex-funds Defensive Balanced Fund	201	1,616
The Flex-funds Dynamic Growth Fund	298	1,755
The Flex-funds Muirfield Fund	1,080	4,644
The Flex-funds Quantex Fund	611	7,919
The Flex-funds Total Return Utilities Fund	70	1,208

Total Trustee Deferred Compensation (Cost $22,754 )		19,374

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $3,378. Cost for federal income tax purposes of $15,399,540 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$163,520
Unrealized depreciation	(223,401)

Net unrealized appreciation (depreciation)	$(59,881)

#	Variable rate security. The rate shown represents the rate in effect at June 30, 2009.
*	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended, and is restricted as to resale to institutional investors. As of June 30, 2009, securities restricted as to resale to institutional investors represented 3.2% of Total Investments.
**	Investment in affiliate.
***	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

26	The Flex-funds

Schedule of Investments

June 30, 2009 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)(a)
Bank Obligations — 0.1%
Huntington National Bank Conservative Deposit Account	1.50%		250,000	250,000

Total Bank Obligations (Cost $250,000)				250,000

Certificates of Deposit — 8.8%
1st Bank	2.00%	03/18/10	94,000	94,000
Access National Bank	2.00%	03/25/10	94,500	94,500
Alpine Bank	1.65%	05/13/10	96,250	96,250
Amalgamated Bank	1.90%	04/08/10	94,000	94,000
Amalgamated Bank	1.05%	06/10/10	141,500	141,500
Amarillo National Bank	1.30%	05/20/10	95,250	95,250
Amegy Bank, NA	1.70%	05/06/10	94,500	94,500
Amegy Bank, NA	1.05%	06/10/10	142,000	142,000
American Community Bank	1.30%	05/20/10	45,500	45,500
American Community Bank & Trust	1.65%	05/13/10	96,250	96,250
American Gateway Bank	1.90%	04/08/10	94,000	94,000
American National Bank	1.65%	05/13/10	96,250	96,250
American National Bank	1.30%	05/20/10	95,250	95,250
American National Bank of Texas, The	1.30%	05/20/10	95,250	95,250
Ameris Bank	1.05%	06/10/10	236,500	236,500
Avenue Bank	2.00%	03/25/10	94,500	94,500
Banco Popular De Puerto Rico	1.05%	06/10/10	236,500	236,500
Banco Popular North America	1.90%	04/22/10	93,500	93,500
Bank Forward	1.90%	04/08/10	8,131	8,131
Bank of American Fork	1.30%	05/20/10	95,250	95,250
Bank of Colorado	1.30%	05/20/10	95,250	95,250
Bank of Florida — Southwest	1.65%	05/13/10	96,250	96,250
Bank of Kremlin, The	1.30%	05/20/10	95,250	95,250
Bank of Nevada	1.90%	04/22/10	18,716	18,716
Bank of Prairie du Sac	1.65%	05/13/10	96,250	96,250
Bank of Smithtown	1.65%	05/13/10	1,643	1,643
Bank of Southern Connecticut, The	1.65%	05/13/10	96,250	96,250
Bank of the Cascades	1.30%	05/20/10	95,250	95,250
Bank of the Sierra	2.00%	03/25/10	94,500	94,500
Borel Private Bank & Trust Co.	1.65%	05/13/10	96,250	96,250
Bridgehampton National Bank, The	1.30%	05/20/10	47,500	47,500
Business First Bank	2.00%	03/18/10	94,000	94,000
Camelback Community Bank	1.30%	05/20/10	95,250	95,250
CapitalMark Bank & Trust	1.75%	04/29/10	95,250	95,250
Carolina Alliance Bank	1.90%	04/22/10	93,500	93,500
Carolina First Bank	1.30%	05/20/10	95,250	95,250
Central Bank and Trust Company	1.90%	04/08/10	51,869	51,869
Central Bank of Illinois	2.00%	04/01/10	94,500	94,500
Central National Bank & Trust Co. of Enid	1.30%	05/20/10	95,250	95,250
Centrix Bank & Trust	2.00%	03/25/10	94,500	94,500

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)(a)
Certificates of Deposit — continued
Chevy Chase Bank FSB	2.00%	03/18/10	94,000	94,000
Citizens Bank of Florida	1.90%	04/22/10	46,284	46,284
Citizens Business Bank	1.90%	04/22/10	93,500	93,500
Citizens Business Bank	1.05%	06/10/10	141,000	141,000
Citizens First Bank	1.70%	05/06/10	94,500	94,500
Citizens First National Bank	1.65%	05/13/10	96,250	96,250
CNLBank	2.00%	03/18/10	94,000	94,000
Cole Taylor Bank	1.30%	05/20/10	95,250	95,250
Colony Bank	2.00%	03/25/10	94,500	94,500
Community Bank	1.30%	05/20/10	95,250	95,250
Community Bank of Broward	1.30%	05/20/10	95,250	95,250
Community Southern Bank	1.90%	04/08/10	94,000	94,000
Community West Bank, NA	1.30%	05/20/10	47,500	47,500
Cornerstone Community Bank	1.75%	04/29/10	95,250	95,250
Cornerstone National Bank & Trust Co.	2.00%	03/18/10	94,000	94,000
Darby Bank & Trust Co.	1.30%	05/20/10	95,250	95,250
Destin First Bank	1.30%	05/20/10	95,250	95,250
EagleBank	2.00%	03/18/10	94,000	94,000
EverBank	2.00%	04/01/10	94,500	94,500
F&M Bank & Trust Company, The	2.00%	03/25/10	88,264	88,264
F&M Bank & Trust Company, The	1.70%	05/06/10	6,236	6,236
Far East National Bank	1.90%	04/08/10	94,000	94,000
Fifth Third Bank	2.10%	12/13/09	250,000	250,000
First A National Banking Association, The	1.30%	05/20/10	95,250	95,250
First American Bank	1.30%	05/20/10	95,250	95,250
First Bank & Trust Company, The	1.65%	05/13/10	96,250	96,250
First Chicago Bank & Trust	2.00%	03/25/10	61,236	61,236
First Clover Leaf Bank	2.00%	04/01/10	66,853	66,853
First Clover Leaf Bank	1.65%	05/13/10	27,647	27,647
First Community Bank	1.30%	05/20/10	71,355	71,355
First Community Bank of Plainfield	1.30%	05/20/10	95,250	95,250
First Community Bank, NA	2.00%	04/01/10	94,500	94,500
First Federal Bank of the Midwest	1.30%	05/20/10	95,250	95,250
First Federal Savings and Loan Association	1.90%	04/22/10	93,500	93,500
First Financial Bank	1.30%	05/20/10	95,250	95,250
First Foundation Bank	1.65%	05/13/10	96,250	96,250
First Freedom Bank	2.00%	04/01/10	94,500	94,500
First Interstate Bank	1.30%	05/20/10	95,250	95,250
First National Bank	1.90%	04/22/10	93,500	93,500
First National Bank of Fort Smith, The	1.70%	05/06/10	94,500	94,500
First National Bank of Midland	1.65%	05/13/10	96,250	96,250
First National Bank of Omaha	1.30%	05/20/10	95,250	95,250
First State Bank	1.65%	05/13/10	96,250	96,250
First State Bank	1.30%	05/20/10	95,250	95,250
First Tennessee Bank, NA	1.30%	05/20/10	39,945	39,945

The Flex-funds	27

Schedule of Investments

June 30, 2009 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)(a)
Certificates of Deposit — continued
First United Bank & Trust	1.90%	04/08/10	94,000	94,000
First United Bank and Trust Co.	1.30%	05/20/10	95,250	95,250
FirsTier Bank	1.65%	05/13/10	96,250	96,250
Foundation Bank	1.30%	05/20/10	95,250	95,250
Frost National Bank, The	2.00%	03/25/10	94,500	94,500
Gibraltar Private Bank & Trust Co.	1.30%	05/20/10	68,742	68,742
Great American Bank	1.30%	05/20/10	95,250	95,250
Great Southern Bank	1.70%	05/06/10	94,500	94,500
Great Southern Bank	1.05%	06/10/10	142,000	142,000
Harris, NA	1.75%	04/29/10	95,250	95,250
Hawthorn Bank	1.70%	05/06/10	94,500	94,500
Heritage Bank	1.05%	06/10/10	150,081	150,081
Home Federal Bank	1.30%	05/20/10	95,250	95,250
IBERIABANK	1.75%	04/29/10	95,250	95,250
Independent Bank	1.75%	04/29/10	95,250	95,250
Inland Community Bank, NA	1.70%	05/06/10	94,500	94,500
Johnson Bank	2.00%	03/25/10	94,500	94,500
Lakeside Bank	2.00%	03/18/10	94,000	94,000
Leaders Bank, The	1.30%	05/20/10	95,250	95,250
Lorain National Bank	1.30%	05/20/10	95,250	95,250
MB Financial Bank, NA	1.70%	05/06/10	94,500	94,500
MB Financial Bank, NA	1.05%	06/10/10	142,000	142,000
McHenry Savings Bank	1.30%	05/20/10	95,250	95,250
Metropolitan National Bank	2.00%	04/01/10	82,647	82,647
Metropolitan National Bank	1.70%	05/06/10	11,853	11,853
MidFirst Bank	1.30%	05/20/10	95,250	95,250
Midwest Bank of Western Illinois	1.70%	05/06/10	94,500	94,500
Midwest Bank of Western Illinois	1.05%	06/10/10	142,000	142,000
Mission Valley Bank	1.30%	05/20/10	46,000	46,000
Modern Bank, NA	1.30%	05/20/10	95,250	95,250
Morton Community Bank	2.00%	03/18/10	42,412	42,412
Mutual of Omaha Bank	1.90%	04/08/10	94,000	94,000
NCB, FSB	1.30%	05/20/10	95,250	95,250
Neighborhood National Bank	1.70%	05/06/10	94,500	94,500
Norstates Bank	1.30%	05/20/10	95,250	95,250
Northstar Bank of Texas	1.30%	05/20/10	95,250	95,250
Orion Bank	1.90%	04/22/10	93,500	93,500
Pacific Capital Bank, NA	2.00%	03/25/10	94,500	94,500
Paradise Bank	1.30%	05/20/10	95,250	95,250
Paragon Commercial Bank	1.90%	04/22/10	93,500	93,500
Park National Bank, The	1.30%	05/20/10	95,250	95,250
Pinnacle Bank	1.75%	04/29/10	47,500	47,500
Pinnacle Bank	1.30%	05/20/10	47,750	47,750
Pinnacle National Bank	1.90%	04/08/10	94,000	94,000
PrivateBank and Trust Company, The	2.00%	03/18/10	94,000	94,000
PrivateBank, The	1.75%	04/29/10	95,250	95,250
Provident Bank of Maryland	1.90%	04/08/10	94,000	94,000
Pulaski Bank	1.75%	04/29/10	95,250	95,250
Queensborough National Bank & Trust Company	1.90%	04/08/10	94,000	94,000
RBC Bank	1.70%	05/06/10	36,911	36,911

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)(a)
Certificates of Deposit — continued
Republic Bank & Trust Company	2.00%	04/01/10	94,500	94,500
Rhinebeck Savings Bank	1.30%	05/20/10	95,250	95,250
River City Bank	1.65%	05/13/10	96,250	96,250
Rocky Mountain Bank	2.00%	04/01/10	94,500	94,500
Rocky Mountain Bank	1.90%	04/08/10	94,000	94,000
S&T Bank	2.00%	04/01/10	94,500	94,500
ShoreBank	1.70%	05/06/10	94,500	94,500
ShoreBank Pacific	1.05%	06/10/10	148,669	148,669
Signature Bank, NA	1.30%	05/20/10	95,250	95,250
Sovereign Bank	1.30%	05/20/10	95,250	95,250
SpiritBank	1.90%	04/22/10	93,500	93,500
State Bank Financial	1.30%	05/20/10	71,684	71,684
State Bank of Countryside	2.00%	03/18/10	94,000	94,000
Sterling National Bank	1.30%	05/20/10	95,250	95,250
Sterling Savings Bank	1.65%	05/13/10	96,250	96,250
Summit Community Bank, Inc.	1.90%	04/22/10	93,500	93,500
Sun West Bank	2.00%	03/18/10	17,588	17,588
Sunrise Bank	1.65%	05/13/10	96,250	96,250
Texas Champion Bank	1.30%	05/20/10	14,079	14,079
Texas Citizens Bank, NA	2.00%	04/01/10	94,500	94,500
Texas Community Bank, NA	1.75%	04/29/10	95,250	95,250
TriSummit Bank	1.30%	05/20/10	95,250	95,250
Umpqua Bank	2.00%	04/01/10	94,500	94,500
Union Bank & Trust Company	1.75%	04/29/10	95,250	95,250
Union Bank & Trust Company	1.05%	06/10/10	141,250	141,250
Union Bank, The	1.65%	05/13/10	45,710	45,710
Union Center National Bank	1.05%	06/10/10	236,500	236,500
Union State Bank	1.65%	05/13/10	96,250	96,250
United Bank	1.65%	05/13/10	96,250	96,250
United Bank & Trust — Washtenaw	1.30%	05/20/10	95,250	95,250
United Commercial Bank	1.90%	04/22/10	93,500	93,500
United Community Bank	1.65%	05/13/10	96,250	96,250
United Southern Bank	1.75%	04/29/10	95,250	95,250
United Western Bank	1.30%	05/20/10	95,250	95,250
Village Bank and Trust	1.30%	05/20/10	95,250	95,250
Virginia Commerce Bank	2.00%	03/25/10	94,500	94,500
Vision Bank	1.30%	05/20/10	95,250	95,250
VIST Bank	1.30%	05/20/10	23,196	23,196
Waccamaw Bank	1.30%	05/20/10	95,250	95,250
West Bank	2.00%	03/18/10	94,000	94,000
West Coast Bank	1.65%	05/13/10	96,250	96,250

Total Certificates of Deposit (Cost $16,250,000)				16,250,000

Commercial Paper — 5.9%
General Electric Capital Corp.	1.07%	11/06/09	5,000,000	4,981,333
HSBC Finance	1.17%	07/27/09	1,000,000	999,169
Toyota Motor Credit	1.94%	10/20/09	5,000,000	4,970,709

Total Commercial Paper (Cost $10,951,211)				10,951,211

28	The Flex-funds

Schedule of Investments

June 30, 2009 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)(a)
Corporate Obligations — 12.0%
Bath Technologies**	2.11%	*	07/02/09	975,000	975,000
Cascade Plaza Project**	1.61%	*	07/02/09	6,914,000	6,914,000
GE Capital Corp	1.12%	*	07/26/09	500,000	498,115
GE Capital Corp	0.75%	*	09/15/09	1,000,000	988,380
Martin Wheel Co, Inc.**	3.06%	*	07/02/09	1,920,000	1,920,000
Seariver Maritime	1.82%	*	07/01/09	1,800,000	1,800,000
Springside Corp Exchange Partners LLC**	1.61%	*	07/02/09	2,000,000	2,000,000
Toyota Motor Credit	0.67%	*	07/01/09	550,000	549,464
Toyota Motor Credit	2.39%	*	07/14/09	5,000,000	5,000,777
White Castle Project**	1.71%	*	07/02/09	1,500,000	1,500,000

Total Corporate Obligations (Cost $22,145,736)					22,145,736

U.S. Government Agency Obligations — 23.9%
Federal Home Loan Bank	0.82%	*	07/01/09	5,000,000	5,000,000
Federal Home Loan Bank	0.89%	*	07/01/09	5,000,000	5,000,000
Federal Home Loan Bank	0.84%	*	07/01/09	5,000,000	5,000,000
Federal Home Loan Bank	0.65%	*	09/10/09	5,000,000	5,000,000
Federal Home Loan Bank	3.11%		11/03/09	5,000,000	5,000,000
Federal Home Loan Bank Discount	1.02%		02/02/10	5,000,000	4,970,000
Federal National Mortgage Association Discount	3.00%		07/13/09	5,000,000	4,995,083
Federal National Mortgage Association Discount	1.68%		11/02/09	2,000,000	1,988,634
Federal National Mortgage Association Discount	1.74%		11/20/09	2,000,000	1,986,588
Federal National Mortgage Association Discount	0.97%		02/03/10	5,000,000	4,971,367

Total U.S. Government Agency Obligations (Cost $43,911,672)					43,911,672

Money Market Registered Investment Companies — 49.3%
Federated Prime Value Obligations Fund, 0.72%#	80,019,435	80,019,435
Fidelity Institutional Money Market Portfolio, 0.74%#	10,622,797	10,622,797

Total Money Market Registered Investment Companies (Cost $90,642,232)		90,642,232

Total Investments — 100.0% (Cost $184,150,851)(a)		184,150,851

Other Assets less Liabilities — 0.0%		37,683

Total Net Assets — 100.0%		184,188,534

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)(a)
Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund			394	2,226
The Flex-funds Defensive Balanced Fund			201	1,616
The Flex-funds Dynamic Growth Fund			419	2,468
The Flex-funds Muirfield Fund			1,559	6,704
The Flex-funds Quantex Fund			877	11,366
The Flex-funds Total Return Utilities Fund			109	1,880

Total Trustee Deferred Compensation (Cost $33,439)				26,260

(a)	Cost for federal income tax and financial reporting purposes are the same.
#	7-day yield as of June 30, 2009.
*	Variable rate security. Securities payable on demand at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at June 30, 2009. The maturity date shown reflects next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2009, securities restricted as to resale to institutional investors represented 7.2% of Total Investments.
***	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	29

Statements of Assets & Liabilities

June 30, 2009 (unaudited)

	The Muirfield Fund	The Dynamic Growth Fund
Assets
Investments, at value*	$87,477,114	$71,407,022
Investments in affiliates, at amortized cost and value*	8,864,492	2,296,706
Trustee deferred compensation investments, at value	66,900	27,915
Cash	—	—
Cash held at broker	200,360	—
Receivable for securities sold	—	—
Receivable for capital stock issued	43,256	49,617
Receivable from investment advisor	—	—
Interest and dividend receivable	47,164	39,382
Prepaid expenses/other assets	19,787	23,442
Total Assets	96,719,073	73,844,084

Liabilities
Payable for Trustee Deferred Compensation Plan	66,900	27,915
Payable for net variation margin on futures contracts	21,593	15,235
Payable for capital stock redeemed	37,125	42,084
Dividends payable	—	—
Dividends payable — The Money Market Fund — Retail Class
Dividends payable — The Money Market Fund — Institutional Class
Payable to investment advisor	67,505	43,450
Accrued distribution plan (12b-1) and administrative service plan fees	72,298	67,300
Accrued transfer agent, fund accounting, CCO, and administrative fees	17,207	13,397
Accrued trustee fees	8,966	7,268
Other accrued liabilities	23,726	22,097
Total Liabilities	315,320	238,746

Net Assets	96,403,753	73,605,338

Net Assets
Capital	127,092,139	105,581,576
Accumulated undistributed (distributions in excess of) net investment income	327,932	(18,499)
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(29,521,323)	(29,422,789)
Net unrealized appreciation (depreciation) of investments and futures contracts	(1,494,995)	(2,534,950)
Total Net Assets	$96,403,753	$73,605,338

Net Assets
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Net Assets

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	22,443,638	12,498,106
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$4.30	$5.89
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
* Investments and affiliated investments at cost	$97,884,776	$76,244,442

The accompanying notes are an integral part of these financial statements.

28	The Flex-funds

The Aggressive Growth Fund	The Defensive Balanced Fund	The Strategic Growth Fund	The Quantex Fund	The Total Return Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$22,814,582	$35,996,179	$24,127,164	$7,735,109	$16,012,060	$14,483,000	$184,150,851
1,137,713	4,927,124	893,735	793,533	189,645	853,280	—
20,101	18,871	15,738	29,493	25,260	19,374	26,260
—	—	—	—	—	—	1,235
—	—	—	—	—	—	—
—	—	918,360	—	—	—	—
14,449	50,492	32,498	—	3,583	12,563	—
2,318	—	659	—	—	6,202	5,000
12,168	81,687	7,516	7,975	52,523	74,734	200,926
13,922	12,143	16,543	11,688	5,032	6,298	21,674
24,015,253	41,086,496	26,012,213	8,577,798	16,288,103	15,455,451	184,405,946

20,101	18,871	15,738	29,493	25,260	19,374	26,260
8,550	11,290	23,260	3,000	—	—	—
14,124	41,995	37,572	262	7,791	5,210	—
—	—	—	—	959	1,338
						4,754
						17,610
14,330	24,275	15,832	5,279	12,867	4,841	38,542
21,055	42,917	27,550	503	7,858	11,811	39,876
6,970	8,250	6,132	3,027	5,246	3,983	28,428
3,043	4,199	2,896	2,496	2,540	2,506	2,459
14,942	16,261	15,245	13,460	17,774	13,613	59,483
103,115	168,058	144,225	57,520	80,295	62,676	217,412

23,912,138	40,918,438	25,867,988	8,520,278	16,207,808	15,392,775	184,188,534

38,603,312	51,992,479	37,344,338	14,691,945	20,506,791	16,138,713	184,188,534
(27,884)	8,390	2,908	(10,741)	43,326	1,851	—

(15,520,464)	(11,348,007)	(10,049,319)	(3,889,631)	(978,832)	(687,908)	—
857,174	265,576	(1,429,939)	(2,271,295)	(3,363,477)	(59,881)	—
$23,912,138	$40,918,438	$25,867,988	$8,520,278	$16,207,808	$15,392,775	$184,188,534

						$140,674,110
						43,514,424
						$184,188,534

4,230,144	5,092,003	3,993,603	657,544	939,689	750,552
						140,674,110
						43,514,424
						184,188,534

$5.65	$8.04	$6.48	$12.96	$17.25	$20.51
						$1.00
						$1.00
$23,085,625	$40,671,437	$26,426,263	$10,794,963	$19,565,183	$15,396,162	$184,150,851

The Flex-funds	29

Statements of Operations

For the Period Ended June 30, 2009 (unaudited)

	The Muirfield Fund	The Dynamic Growth Fund
Investment Income
Interest	$429	$429
Interest from affiliates	170,802	17,294
Dividends	416,122	424,680
Total Investment Income	587,353	442,403

Fund Expenses
Investment advisor	392,080	248,479
Transfer agent	52,829	39,779
Transfer agent — The Money Market Fund — Retail Class
Transfer agent — The Money Market Fund — Institutional Class
Fund accounting	22,746	21,007
Administrative	40,169	31,463
Trustee	14,371	11,192
Audit	4,972	4,972
Legal	5,361	5,359
Custody	9,064	8,064
Printing	9,670	7,376
Distribution plan (12b-1)	88,011	83,038
Distribution plan (12b-1) — The Money Market Fund — Retail Class
Distribution plan (12b-1) — The Money Market Fund — Institutional Class
Administrative service plan	87,892	66,274
Postage	4,985	3,168
Registration and filing	16,129	18,788
Insurance	5,066	3,457
Chief Compliance Officer	2,570	2,570
Other	4,999	3,900
Total Expenses Before Reductions	760,914	558,886

Expenses reimbursed/waived by investment advisor	(1,290)	—
Expenses paid indirectly	(22,768)	(27,603)
Distribution plan (12b-1) expenses waived	(15,408)	(4,641)
Administrative service plan expenses waived	(29,936)	(23,204)
Transfer agent expenses waived	(17,619)	(16,588)
Net Expenses	673,893	486,850

Net Investment Income (Loss)	(86,540)	(44,447)

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	(7,825,220)	(10,203,226)
Net realized gains (losses) from futures contracts	(1,489,873)	(318,680)
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	(9,315,093)	(10,521,906)

Net change in unrealized appreciation (depreciation) of investments and futures contracts	11,869,650	15,277,429
Net Realized and Unrealized Gain (Loss) from Investments	2,554,557	4,755,523

Net Change in Net Assets Resulting from Operations	$2,468,017	$4,711,076

The accompanying notes are an integral part of these financial statements.

30	The Flex-funds

The Aggressive Growth Fund	The Defensive Balanced Fund	The Strategic Growth Fund	The Quantex Fund	The Total Return Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$162	$114,523	$160	$56	$—	$270,669	$1,721,458
5,128	59,914	6,439	1,826	1,308	7,506	—
136,170	127,231	179,468	61,007	336,366	—	—
141,460	301,668	186,067	62,889	337,674	278,175	1,721,458

79,493	137,690	86,021	34,581	75,561	29,023	367,093
12,719	22,037	13,770	4,150	9,067	5,805
						63,876
						29,677
13,079	18,052	13,949	5,187	10,036	9,735	30,056
10,599	18,359	11,469	3,458	7,556	7,256	98,626
4,791	7,017	4,998	3,952	4,074	3,956	3,888
4,972	4,972	4,972	4,972	4,972	4,972	4,972
5,360	5,354	5,360	5,360	5,360	5,361	5,334
4,192	5,357	4,167	2,689	1,769	1,786	9,165
2,380	4,157	2,537	742	1,737	1,713	32,048
26,527	45,881	28,641	6,924	18,920	14,495
						159,796
						11,129
21,203	36,717	22,965	6,919	15,144	14,511	—
1,213	1,823	1,137	688	3,236	825	18,889
10,777	12,196	12,194	9,366	11,797	13,773	25,799
1,555	1,518	1,239	656	1,300	758	54,547
2,570	2,570	2,570	2,570	2,867	2,570	2,570
3,685	4,215	4,035	3,982	4,904	3,663	28,587
205,115	327,915	220,024	96,196	178,300	120,202	946,052

(18,249)	(10,835)	(14,000)	(8,645)	—	(40,172)	(176,839)
(8,825)	(6,353)	(11,732)	—	—	—	—
(1,273)	(4,591)	(2,869)	(5,741)	(3,932)	(2,394)	(110,935)
(7,424)	—	(229)	(6,640)	(8,468)	(4,353)	—
—	(12,858)	(8,035)	—	—	(1,451)	(17,147)
169,344	293,278	183,159	75,170	165,900	71,832	641,131

(27,884)	8,390	2,908	(12,281)	171,774	206,343	1,080,327

(4,102,802)	(1,791,728)	(3,147,608)	(1,656,536)	(399,604)	34,428
109,858	14,350	234,885	8,550	—	—

(3,992,944)	(1,777,378)	(2,912,723)	(1,647,986)	(399,604)	34,428

6,068,207	2,735,504	5,274,088	3,105,158	1,335,276	(350,874)
2,075,263	958,126	2,361,365	1,457,172	935,672	(316,446)

$2,047,379	$966,516	$2,364,273	$1,444,891	$1,107,446	$(110,103)	$1,080,327

The Flex-funds	31

Statements of Changes in Net Assets

For the Period Ended June 30, 2009 (unaudited) and the Year Ended December 31, 2008

	The Muirfield Fund		The Dynamic Growth Fund
	2009	2008	2009	2008
Operations
Net investment income (loss)	$(86,540)	$414,472	$(44,447)	$477,049
Net realized gain (loss) from investments, futures contracts, and long-term capital gain distributions by other investment companies	(9,315,093)	(19,812,170)	(10,521,906)	(18,905,646)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	11,869,650	(12,430,510)	15,277,429	(17,380,438)
Net change in net assets resulting from operations	2,468,017	(31,828,208)	4,711,076	(35,809,035)

Distributions to Shareholders
From net investment income	—	—	—	(451,101)
From net realized gain from investments, futures contracts, and long-term capital gain distributions by other investment companies	—	—	—	(570,693)
From tax return of capital	—	—	—	—
Net change in net assets resulting from distributions	—	—	—	(1,021,794)

Capital Transactions
Issued	15,238,218	82,754,194	10,956,975	92,763,745
Reinvested	—	—	—	1,014,370
Redeemed	(7,612,844)	(14,989,715)	(9,360,733)	(8,763,915)
Net change in net assets resulting from capital transactions	7,625,374	67,764,479	1,596,242	85,014,200

Total Change in Net Assets	10,093,391	35,936,271	6,307,318	48,183,371

Net Assets — Beginning of Year	86,310,362	50,374,091	67,298,020	19,114,649
Net Assets — End of Year	$96,403,753	$86,310,362	$73,605,338	$67,298,020
Accumulated undistributed (distributions in excess of) net investment income	$327,932	$414,472	$(18,499)	$25,948

Share Transactions
Issued	3,807,728	15,296,042	2,074,491	11,373,131
Reinvested	—	—	—	186,643
Redeemed	(1,884,828)	(3,144,167)	(1,865,274)	(1,340,303)
Net change in shares	1,922,900	12,151,875	209,217	10,219,471

The accompanying notes are an integral part of these financial statements.

32	The Flex-funds

The Aggressive Growth Fund		The Defensive Balanced Fund		The Strategic Growth Fund
2009	2008	2009	2008	2009	2008

$(27,884)	$203,662	$8,390	$318,682	$2,908	$175,093

(3,992,944)	(8,253,300)	(1,777,378)	(9,348,887)	(2,912,723)	(6,911,838)

6,068,207	(5,557,678)	2,735,504	(3,351,321)	5,274,088	(7,519,096)
2,047,379	(13,607,316)	966,516	(12,381,526)	2,364,273	(14,255,841)

—	(203,662)	—	(318,682)	—	(175,093)

—	—	—	—	—	—
—	—	—	—	—	—
—	(203,662)	—	(318,682)	—	(175,093)

3,192,558	19,997,583	7,940,092	34,494,596	5,735,336	36,110,816
—	203,343	—	318,559	—	175,094
(2,042,843)	(14,515,621)	(2,753,803)	(61,637,761)	(3,305,907)	(64,566,176)

1,149,715	5,685,305	5,186,289	(26,824,606)	2,429,429	(28,280,266)

3,197,094	(8,125,673)	6,152,805	(39,524,814)	4,793,702	(42,711,200)

20,715,044	28,840,717	34,765,633	74,290,447	21,074,286	63,785,486
$23,912,138	$20,715,044	$40,918,438	$34,765,633	$25,867,988	$21,074,286

$(27,884)	$—	$8,390	$—	$2,908	$—

642,463	2,595,026	1,025,560	3,689,768	1,024,976	3,983,712
—	39,205	—	40,529	—	29,280
(403,787)	(2,002,069)	(356,081)	(6,411,277)	(553,145)	(6,518,762)
238,676	632,162	669,479	(2,680,980)	471,831	(2,505,770)

The Flex-funds	33

Statements of Changes in Net Assets

For the Period Ended June 30, 2009 (unaudited) and the Year Ended December 31, 2008

	The Quantex Fund
	2009	2008
Operations
Net investment income (loss)	$(12,281)	$1,540
Net realized gain (loss) from investments, futures contracts, and long-term capital gain distributions by other investment companies	(1,647,986)	(763,215)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	3,105,158	(4,726,372)
Net change in net assets resulting from operations	1,444,891	(5,488,047)

Distributions to Shareholders
From net investment income	—	—
From net realized gain from investments, futures contracts, and long-term capital gain distributions by other investment companies	—	—
From tax return of capital	—	—
Net change in net assets resulting from distributions	—	—

Distributions to Shareholders
— The Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	1,310,664	7,427,714
Reinvested	—	—
Redeemed	(978,506)	(12,646,825)
Net change in net assets resulting from capital transactions	332,158	(5,219,111)

Total Change in Net Assets	1,777,049	(10,707,158)

Net Assets — Beginning of Year	6,743,229	17,450,387
Net Assets — End of Year	$8,520,278	$6,743,229
Accumulated undistributed (distributions in excess of) net investment income	$(10,741)	$1,540

Share Transactions
Issued	112,147	451,739
Reinvested	—	—
Redeemed	(101,944)	(757,116)
Net change in shares	10,203	(305,377)

The accompanying notes are an integral part of these financial statements.

34	The Flex-funds

The Total Return Utilities Fund		The U.S. Government Bond Fund		The Money Market Fund
2009	2008	2009	2008	2009	2008

$171,774	$207,234	$206,343	$469,243	$1,080,327	$6,120,576

(399,604)	821,946	34,428	316,016	—	—

1,335,276	(11,096,660)	(350,874)	(77,092)	—	—
1,107,446	(10,067,480)	(110,103)	708,167	1,080,327	6,120,576

(128,448)	(147,421)	(206,343)	(469,243)

—	—	—	—
—	(59,813)	—	—
(128,448)	(207,234)	(206,343)	(469,243)

				(699,987)	(5,139,222)
				(380,340)	(981,354)
				(1,080,327)	(6,120,576)

952,090	5,332,650	3,415,220	8,134,715	138,793,165	354,625,946
123,155	199,707	198,401	451,147	723,566	5,401,443
(1,705,561)	(6,731,034)	(1,940,623)	(8,557,158)	(193,854,148)	(337,313,889)

(630,316)	(1,198,677)	1,672,998	28,704	(54,337,417)	22,713,500

348,682	(11,473,391)	1,356,552	267,628	(54,337,417)	22,713,500

15,859,126	27,332,517	14,036,223	13,768,595	238,525,951	215,812,451
$16,207,808	$15,859,126	$15,392,775	$14,036,223	$184,188,534	$238,525,951

$43,326	$—	$1,851	$1,851	$—	$—

59,577	240,848	164,909	393,943	138,793,165	354,625,946
7,799	10,427	9,583	21,863	723,566	5,401,443
(110,929)	(313,724)	(93,540)	(415,296)	(193,854,148)	(337,313,889)
(43,553)	(62,449)	80,952	510	(54,337,417)	22,713,500

The Flex-funds	35

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2009 (unaudited) and Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions

	Net Asset Value, Beginning of Period	Net Investment Income	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
The Muirfield Fund(1)(2)(3)(4)(5)
2009	$4.21	0.00	0.09	0.09	0.00	0.00	0.00	0.00
2008	$6.02	0.02	(1.83)	(1.81)	0.00	0.00	0.00	0.00
2007	$5.81	0.18	0.23	0.41	(0.20)	0.00	0.00	(0.20)
2006	$5.15	0.04	0.66	0.70	(0.04)	0.00	0.00	(0.04)
2005	$5.11	0.07	0.04	0.11	(0.07)	0.00	0.00	(0.07)
2004	$4.79	0.01	0.32	0.33	(0.01)	0.00	0.00	(0.01)
The Dynamic Growth Fund(1)(2)(3)(4)(5)
2009	$5.48	(0.03)	0.44	0.41	0.00	0.00	0.00	0.00
2008	$9.24	0.04	(3.71)	(3.67)	(0.04)	(0.05)	0.00	(0.09)
2007	$9.56	0.29	0.38	0.67	(0.30)	(0.69)	0.00	(0.99)
2006	$8.28	0.04	1.28	1.32	(0.04)	0.00	0.00	(0.04)
2005	$7.94	0.06	0.34	0.40	(0.06)	0.00	0.00	(0.06)
2004	$7.67	(0.04)	0.31	0.27	0.00	0.00	0.00	0.00
The Aggressive Growth Fund(1)(2)(3)(4)(5)
2009	$5.19	(0.02)	0.48	0.46	0.00	0.00	0.00	0.00
2008	$8.59	0.05	(3.40)	(3.35)	(0.05)	0.00	0.00	(0.05)
2007	$8.13	0.04	0.46	0.50	(0.04)	0.00	0.00	(0.04)
2006	$7.19	0.03	0.94	0.97	(0.03)	0.00	0.00	(0.03)
2005	$6.83	0.02	0.36	0.38	(0.02)	0.00	0.00	(0.02)
2004	$6.65	(0.03)	0.21	0.18	0.00	0.00	0.00	0.00
The Defensive Balanced Fund(1)(2)(3)(4)
2009	$7.86	0.01	0.17	0.18	0.00	0.00	0.00	0.00
2008	$10.46	0.07	(2.60)	(2.53)	(0.07)	0.00	0.00	(0.07)
2007	$10.51	0.07	0.45	0.52	(0.07)	(0.50)	0.00	(0.57)
2006*	$10.00	0.07	0.51	0.58	(0.07)	0.00	0.00	(0.07)
The Strategic Growth Fund(1)(2)(3)(4)
2009	$5.98	0.01	0.49	0.50	0.00	0.00	0.00	0.00
2008	$10.58	0.05	(4.60)	(4.55)	(0.05)	0.00	0.00	(0.05)
2007	$10.73	0.08	0.46	0.54	(0.07)	(0.62)	0.00	(0.69)
2006*	$10.00	0.06	0.73	0.79	(0.06)	0.00	0.00	(0.06)

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.
2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

The accompanying notes are integral part of these financial statements.

36	The Flex-funds

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$4.30	2.14%	$96,404	1.53%	(0.20%)	1.58%	1.73%	64%
$4.21	(30.07%)	$86,310	1.39%	0.54%	1.48%	1.75%	173%
$6.02	7.02%	$50,374	1.38%	3.01%	1.52%	1.88%	144%
$5.81	13.62%	$53,227	1.45%	0.65%	1.56%	1.85%	131%
$5.15	2.13%	$78,181	1.42%	1.36%	1.53%	1.76%	145%
$5.11	6.80%	$69,656	1.26%	0.12%	1.45%	1.70%	145%

$5.89	7.48%	$73,605	1.47%	(0.13%)	1.55%	1.69%	60%
$5.48	(39.77%)	$67,298	1.34%	0.95%	1.46%	1.69%	122%
$9.24	7.06%	$19,115	1.32%	2.94%	1.46%	1.86%	150%
$9.56	15.96%	$21,566	1.42%	0.42%	1.55%	1.86%	123%
$8.28	5.08%	$31,943	1.41%	0.87%	1.58%	1.84%	202%
$7.94	3.52%	$24,862	1.20%	(0.48%)	1.41%	1.70%	174%

$5.65	8.86%	$23,912	1.60%	(0.26%)	1.68%	1.93%	80%
$5.19	(38.98%)	$20,715	1.62%	0.77%	1.65%	1.84%	213%
$8.59	6.14%	$28,841	1.70%	0.49%	1.70%	1.83%	170%
$8.13	13.54%	$21,554	1.80%	0.51%	1.81%	1.98%	200%
$7.19	5.62%	$11,639	1.88%	0.35%	2.03%	2.30%	181%
$6.83	2.71%	$10,773	1.64%	(0.41%)	1.80%	2.07%	264%

$8.04	2.29%	$40,918	1.60%	0.05%	1.63%	1.79%	86%
$7.86	(24.16%)	$34,766	1.54%	0.67%	1.55%	1.70%	204%
$10.46	5.03%	$74,290	1.56%	0.79%	1.56%	1.66%	137%
$10.51	5.84%	$42,489	1.72%	1.20%	1.72%	1.81%	105%

$6.48	8.36%	$25,868	1.60%	0.03%	1.71%	1.92%	59%
$5.98	(43.00%)	$21,074	1.57%	0.47%	1.59%	1.74%	178%
$10.58	5.08%	$63,785	1.58%	0.75%	1.58%	1.68%	134%
$10.73	7.91%	$36,533	1.75%	0.94%	1.75%	1.84%	92%

4	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.
5	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.
*	Commenced Operations January 31, 2006
**	Commenced Operations on December 28, 2004
***	Actual amounts were less than one-tenth of a cent

The Flex-funds	37

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2009 (unaudited) and Each Fiscal Year Ended December 31,

		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
The Quantex Fund(3)(4)
2009	$10.42	(0.02)		2.56	2.54	0.00	0.00	0.00	0.00
2008	$18.32	0.00		(7.90)	(7.90)	0.00	0.00	0.00	0.00
2007	$19.86	0.16		(1.54)	(1.38)	(0.16)	0.00	0.00	(0.16)
2006	$17.09	0.08		2.77	2.85	(0.08)	0.00	0.00	(0.08)
2005	$15.95	0.01		1.14	1.15	(0.01)	0.00	0.00	(0.01)
2004	$14.82	0.00		1.13	1.13	0.00	0.00	0.00	0.00
The Total Return Utilities Fund(3)(4)
2009	$16.13	0.17		1.09	1.26	(0.14)	0.00	0.00	(0.14)
2008	$26.14	0.09		(9.90)	(9.81)	(0.14)	0.00	(0.06)	(0.20)
2007	$22.23	0.14		3.91	4.05	(0.14)	0.00	0.00	(0.14)
2006	$19.03	0.15		3.20	3.35	(0.15)	0.00	0.00	(0.15)
2005	$16.51	0.24		2.52	2.76	(0.24)	0.00	0.00	(0.24)
2004	$14.29	0.32		2.22	2.54	(0.32)	0.00	0.00	(0.32)
The U.S. Government Bond Fund(3)(4)
2009	$20.96	0.29		(0.45)	(0.16)	(0.29)	0.00	0.00	(0.29)
2008	$20.58	0.66		0.38	1.04	(0.66)	0.00	0.00	(0.66)
2007	$20.30	0.73		0.72	1.45	(1.17)	0.00	0.00	(1.17)
2006	$20.22	0.68		0.14	0.82	(0.74)	0.00	0.00	(0.74)
2005	$20.82	0.73		(0.76)	(0.03)	(0.57)	0.00	0.00	(0.57)
2004	$21.00	0.52		(0.18)	0.34	(0.52)	0.00	0.00	(0.52)
The Money Market Fund — Retail Class(3)(4)
2009	$1.00	0.004		N/A	0.004	(0.004)	0.000	0.000	(0.004)
2008	$1.00	0.026		N/A	0.026	(0.026)	0.000	0.000	(0.026)
2007	$1.00	0.048		N/A	0.048	(0.048)	0.000	0.000	(0.048)
2006	$1.00	0.046		N/A	0.046	(0.046)	0.000	0.000	(0.046)
2005	$1.00	0.028		N/A	0.028	(0.028)	0.000	0.000	(0.028)
2004	$1.00	0.011		N/A	0.011	(0.011)	0.000	0.000	(0.011)
The Money Market Fund — Institutional Class(3)(4)
2009	$1.00	0.005		N/A	0.005	(0.005)	0.000	0.000	(0.005)
2008	$1.00	0.028		N/A	0.028	(0.028)	0.000	0.000	(0.028)
2007	$1.00	0.050		N/A	0.050	(0.050)	0.000	0.000	(0.050)
2006	$1.00	0.048		N/A	0.048	(0.048)	0.000	0.000	(0.048)
2005	$1.00	0.030		N/A	0.030	(0.030)	0.000	0.000	(0.030)
2004**	$1.00	0.000	***	N/A	0.000	0.000	0.000	0.000	0.000 ***

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.
2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

The accompanying notes are integral part of these financial statements.

38	The Flex-funds

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$12.96	24.38%	$8,520	2.17%	(0.36%)	2.17%	2.78%	44%
$10.42	(43.12%)	$6,743	1.73%	0.01%	1.73%	2.26%	49%
$18.32	(7.00%)	$17,450	1.56%	0.76%	1.56%	2.09%	56%
$19.86	16.67%	$20,074	1.66%	0.47%	1.66%	2.25%	30%
$17.09	7.21%	$17,114	1.75%	0.06%	1.78%	2.19%	171%
$15.95	7.62%	$18,853	1.73%	0.00%	1.77%	2.06%	253%

$17.25	7.86%	$16,208	2.19%	2.27%	2.19%	2.36%	11%
$16.13	(37.63%)	$15,859	1.96%	0.42%	1.96%	2.14%	48%
$26.14	18.24%	$27,333	1.90%	0.57%	1.90%	2.10%	50%
$22.23	17.68%	$23,969	2.05%	0.74%	2.05%	2.18%	27%
$19.03	16.80%	$22,644	2.03%	1.32%	2.05%	2.19%	28%
$16.51	18.01%	$28,447	1.91%	2.21%	1.91%	1.99%	38%

$20.51	(0.75%)	$15,393	0.99%	2.84%	0.99%	1.66%	66%
$20.96	5.16%	$14,036	0.99%	3.20%	0.99%	1.58%	118%
$20.58	7.44%	$13,769	1.01%	3.92%	1.01%	1.72%	88%
$20.30	4.13%	$7,118	1.10%	3.59%	1.10%	2.22%	106%
$20.22	(0.14%)	$6,324	1.10%	2.75%	1.10%	2.02%	159%
$20.82	1.64%	$9,316	1.10%	2.49%	1.10%	1.58%	352%

$1.00	0.43%	$140,674	0.59%	0.88%	0.59%	0.86%	N/A
$1.00	2.65%	$161,232	0.49%	2.64%	0.49%	0.83%	N/A
$1.00	4.95%	$195,479	0.48%	4.83%	0.48%	0.84%	N/A
$1.00	4.71%	$159,641	0.48%	4.64%	0.48%	0.87%	N/A
$1.00	2.85%	$129,200	0.47%	2.79%	0.47%	0.89%	N/A
$1.00	1.06%	$148,650	0.46%	1.04%	0.46%	0.84%	N/A

$1.00	0.50%	$43,514	0.46%	1.03%	0.46%	0.69%	N/A
$1.00	2.79%	$77,294	0.37%	2.55%	0.37%	0.68%	N/A
$1.00	5.09%	$20,333	0.34%	4.98%	0.34%	0.67%	N/A
$1.00	4.86%	$24,118	0.34%	4.76%	0.34%	0.71%	N/A
$1.00	2.99%	$21,083	0.33%	2.93%	0.33%	0.71%	N/A
$1.00	0.02%	$30,310	0.33%	1.96%	0.33%	0.67%	N/A

4	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.
5	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.
*	Commenced Operations January 31, 2006
**	Commenced Operations on December 28, 2004
***	Actual amounts were less than one-tenth of a cent

The Flex-funds	39

Notes to Financial Statements

June 30, 2009 (unaudited)

1.    Organization and Significant Accounting Policies

The Flex-funds® Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: The Muirfield Fund® (“Muirfield”), The Total Return Utilities Fund (f.k.a. The Socially Responsible Utilities Fund) (“Utilities”) (please see second paragraph of Note #1 for more information), The Quantex Fund™ (f.k.a. The Highlands Growth Fund) (“Quantex”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”) (please see third paragraph of Note #1 for more information), The Defensive Balanced Fund (f.k.a. The Defensive Growth Fund) (“Defensive”) (please see fourth paragraph of Note #1 for more information), The Strategic Growth Fund (f.k.a. The Focused Growth Fund) (“Strategic”) (please see fifth paragraph of Note #1 for more information), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Quantex, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Defensive is growth of capital, with current income usually of secondary importance. The investment objective of Utilities is current income and growth of income. The investment objective of Bond is maximum current income. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Effective August 25, 2008, the Board of Trustees (“Trustees”), including a majority of non-interested or independent Trustees, approved the change of name of The Socially Responsible Utilities Fund to The Total Return Utilities Fund. The investment strategy remains the same with an investment objective seeking total returns through income and capital appreciation. The Fund does not and will not invest in electric utilities that generate power from nuclear reactors.

Effective August 25, 2008, the Trustees approved a change in investment strategy for Aggressive. The Fund is now able to hold investments in both actively managed mutual funds and exchange traded funds, rather than exchange traded funds only. This gives the Fund access to a greater number of investment options and additional opportunity for potential gains. The investment objective remains growth of capital.

Effective August 25, 2008, the Trustees approved the restructuring of Defensive. The Defensive Growth Fund changed its name to The Defensive Balanced Fund. The Fund always invests at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, the Fund invests at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds. The investment objective is now growth of capital, with current income usually of secondary importance. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions.

Effective August 25, 2008, the Trustees approved the restructuring of Strategic. The Focused Growth Fund changed its name to The Strategic Growth Fund. The Fund pursues its goal by investing primarily in open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this Fund normally has set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities, and commodity-based equities.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation.    All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements.    Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

40	The Flex-funds

Futures & options.    In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity used derivatives, how the entity accounts for derivatives, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. As of June 30, 2009, a portion of cash held at broker is restricted as a maintenance margin requirement, as required by the broker. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. Although Utilities is permitted to invest in futures contracts, it typically does not.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to invest in call and put options.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of June 30, 2009 was as follows:

	Type of Derivative	Balance Sheet Location	Fair Value
The Muirfield Fund®	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	$21,593
The Dynamic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	15,235
The Aggressive Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	8,550
The Defensive Balanced Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	11,290
The Strategic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	23,260
The Quantex Fund™	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	3,000

The Flex-funds	41

The effect of derivative instruments on the Statements of Operations for the period January 1, 2009 through June 30, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative	Statement of Operations Location	Period January 1, 2009 through June 30, 2009
The Muirfield Fund®	Equity contracts	Net realized gains (losses) from futures contracts	$(1,489,873)
The Dynamic Growth Fund	Equity contracts	Net realized gains (losses) from futures contracts	(318,680)
The Aggressive Growth Fund	Equity contracts	Net realized gains (losses) from futures contracts	109,858
The Defensive Balanced Fund	Equity contracts	Net realized gains (losses) from futures contracts	14,350
The Strategic Growth Fund	Equity contracts	Net realized gains (losses) from futures contracts	234,885
The Quantex Fund™	Equity contracts	Net realized gains (losses) from futures contracts	8,550

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative	Statement of Operations Location	Period January 1, 2009 through June 30, 2009
The Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$75,155
The Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	29,903
The Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(6,655)
The Defensive Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	22,228
The Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(77,715)
The Quantex Fund™	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(24,901)

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, in 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

As of and during the six months ended June 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months ended June 30, 2009, the Funds did not incur any interest or penalties.

42	The Flex-funds

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2005.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2008, net investment income was reclassified to accumulated undistributed realized gain in the amount of $159 for Bond. For Utilities, $50,532 of ordinary income and $2,597 of long-term gains were recognized for federal tax purposes, but were not reflected in current year income for book purposes, and $59,813 of over-distributions from net investment income were re-designated as return of paid-in-capital.

Investment income & expenses.    For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions.    Money Market is authorized to issue an indefinite number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the six months ended June 30, 2009 and the year ended December 31, 2008 were as follows:

	2009		2008
	Amount	Shares	Amount	Shares
Retail Class
Issued	$62,912,943	62,912,943	$217,175,811	217,175,811
Reinvested	646,997	646,997	4,945,212	4,945,212
Redeemed	(84,118,069)	(84,118,069)	(256,368,000)	(256,368,000)
Net increase (decrease)	$(20,558,129)	(20,558,129)	$(34,246,977)	(34,246,977)
Institutional Class
Issued	$75,880,222	75,880,222	$137,450,135	137,450,135
Reinvested	76,569	76,569	456,231	456,231
Redeemed	(109,736,079)	(109,736,079)	(80,945,889)	(80,945,889)
Net increase (decrease)	$(33,779,288)	(33,779,288)	$56,960,477	56,960,477

Other.    The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Effective September 19, 2008, Money Market has participated in the U.S. Treasury’s Temporary Guarantee Program for money market funds. The guarantee provides coverage to the total number of shares held in Money Market as of the close of business on September 19, 2008 less redemptions since September 19, 2008. The program covers all retail and institutional class money market funds that are regulated under Rule 2a-7 of the Investment Company Act of 1940, are publicly offered, are registered with the Securities and Exchange Commission, and maintain a stable share price of $1. The expense to participate in the program is included in the Insurance Expense disclosed in the Statements of Operations in this annual report. The insurance was extended to cover the Fund through September 18, 2009.

Subsequent Events.    Management has evaluated subsequent events through August 28, 2009, the date the financial statements were issued.

The Flex-funds	43

2.    Securities Valuations

As described in Note #1, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common & preferred stock).    Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Trustees. Registered investment companies are valued at the daily redemption value as reported by the underlying fund. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Short-term notes.    Short-term notes are valued using amortized cost, which approximates fair value. In compliance with Rule 2a-7 of the 1940 Act, the securities in Money Market, including illiquid and restricted securities, are valued at amortized cost and are compared to prices obtained from independent pricing services. Fixed income securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

U.S. government securities.    U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. The securities held in Bond are valued at 4:00 P.M.

44	The Flex-funds

Eastern Time. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. agency securities.    U.S. agency securities are comprised of two main categories consisting of agency-issued debt and mortgage pass-throughs. Agency-issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Restricted securities (equity and debt).    Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments.    Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the six months ended June 30, 2009, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is provided. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2009.

Muirfield — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$95,541,808	$—	$—	$95,541,808
U.S. government securities	—	799,798	—	799,798
Derivative instruments*	48,175	—	—	48,175

Total	$95,589,983	$799,798	$—	$96,389,781

Dynamic — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$72,903,931	$—	$—	$72,903,931
U.S. government securities	—	799,798	—	799,798
Derivative instruments*	5,763	—	—	5,763

Total	$72,909,694	$799,798	$—	$73,709,492

Aggressive — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$23,652,370	$—	$—	$23,652,370
U.S. government securities	—	299,924	—	299,924
Derivative instruments*	(9,495)	—	—	(9,495)

Total	$23,642,875	$299,924	$—	$23,942,799

Defensive — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$31,065,873	$—	$—	$31,065,873
U.S. government securities	—	299,924	—	299,924
U.S. agency securities	—	8,916,050	—	8,916,050
Mortgage-backed securities	—	641,458	—	641,458
Derivative instruments*	13,708	—	—	13,708

Total	$31,079,581	$9,857,432	$—	$40,937,013

Strategic — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$24,720,975	$—	$—	$24,720,975
U.S. government securities	—	299,924	—	299,924
Derivative instruments*	(24,575)	—	—	(24,575)

Total	$24,696,400	$299,924	$—	$24,996,324

*	Derivative instruments include cumulative gain/loss on futures contracts open at June 30, 2009.

The Flex-funds	45

Quantex — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks	$7,635,133	$—	$—	$7,635,133
Registered investment companies	793,533	—	—	793,533
U.S. government securities	—	99,975	—	99,975
Derivative instruments*	(4,973)	—	—	(4,973)

Total	$8,423,693	$99,975	$—	$8,523,668

Utilities — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks	$16,012,061	$—	$—	$16,012,061
Registered investment companies	189,645	—	—	189,645

Total	$16,201,706	$—	$—	$16,201,706

Bond — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
U.S. agency securities	$—	$7,820,240	$—	$7,820,240
Mortgage-backed securities	—	4,823,288	—	4,823,288
Corporate bonds	—	1,839,473	—	1,839,473
Registered investment companies	853,280	—	—	853,280

Total	$853,280	$14,483,001	$—	$15,336,281

Money Market — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Short-term notes	$—	$93,508,619	$—	$93,508,619
Registered investment companies	90,642,232	—	—	90,642,232

Total	$90,642,232	$93,508,619	$—	$184,150,851

*	Derivative instruments include cumulative gain/loss on futures contracts open at June 30, 2009.

3.    Investment Transactions

For the six months ended June 30, 2009, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$72,692,392	$36,491,794
The Dynamic Growth Fund	39,893,819	37,573,733
The Aggressive Growth Fund	16,687,095	16,100,424
The Defensive Balanced Fund	31,123,678	22,702,925
The Strategic Growth Fund	15,795,210	12,606,071
The Quantex Fund™	2,878,105	2,804,627
The Total Return Utilities Fund	1,602,368	2,072,253
The U.S. Government Bond Fund	11,342,691	9,010,313

For the six months ended June 30, 2009, included above are the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds as follows:

	Purchases	Sales
The Defensive Balanced Fund	$6,007,823	$6,498,500
The U.S. Government Bond Fund	10,004,320	9,010,313

4.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if

46	The Flex-funds

assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice.

For such services the Funds pay a fee at the following annual rates: Muirfield, Utilities, and Quantex, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to Utilities, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million; Dynamic, Aggressive, Defensive, and Strategic, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex. During the six months ended June 30, 2009, $8,645 of investment advisory fees were waived in Quantex. During the six months ended June 30, 2009, MAM voluntarily agreed to reduce $127,356 of investment advisory fees in Money Market.

The Chief Compliance Officer (“CCO”) of the Trust provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO an annual fee of $46,350, plus out-of-pocket expenses.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, and Strategic, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund’s average daily net assets. For Money Market Retail Class and Money Market Institutional Class, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For fixed income Funds that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the six months ended June 30, 2009, MFSCo waived $1,451 and $17,147 of transfer agent fees for Bond and Money Market, respectively. MFSCo also voluntarily waived $17,619, $16,588, $12,858, and $8,035 of transfer agent fees for Muirfield, Dynamic, Defensive, and Strategic, respectively, during the six months ended June 30, 2009.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.10% of each Fund’s average daily net assets up to $50 million and 0.08% of each Fund’s average daily net assets exceeding $50 million.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

For the six months ended June 30, 2009, MAM voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit total annual operating expenses to 0.99%, 1.56%, 1.56%, 1.60%, 1.60%, and 1.60% of average daily net assets for Bond, Muirfield, Dynamic, Aggressive, Defensive, and Strategic, respectively. MAM has also voluntarily agreed to reduce its fees and/or reimburse expenses to limit the Retail Class’ and the Institutional Class’ total annual operating expenses. Those limitations of average daily net assets for the corresponding periods were as follows:

	Retail Class	Institutional Class
January 1, 2009 — February 5, 2009	0.53%	0.39%
February 6, 2009 — March 18, 2009	0.58%	0.44%
March 19, 2009 — May 21, 2009	0.60%	0.49%
May 22, 2009 — current	0.64%	0.53%

The Flex-funds	47

Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the six months ended June 30, 2009, MAM and/or MFSCo reimbursed $1,290, $18,249, $10,835, $14,000, $40,172, $23,592, and $25,891 to Muirfield, Aggressive, Defensive, Strategic, Bond, the Retail Class, and the Institutional Class, respectively.

Muirfield, Dynamic, Aggressive, Defensive, and Strategic have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. For the six months ended June 30, 2009, Muirfield, Dynamic, Aggressive, Defensive, and Strategic used $22,768, $27,603, $8,825, $6,353, and $11,732 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Quantex, Bond, and the Retail Class have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. Utilities, Dynamic, Aggressive, Defensive, and Strategic have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Class has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the six months ended June 30, 2009, Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, Strategic, and Bond waived $15,408, $3,932, $5,741, $4,641, $1,273, $4,591, $2,869, and $2,394 of distribution plan (12b-1) expenses, respectively. The Retail Class and the Institutional Class waived $99,806 and $11,129, respectively, for a total of $110,935.

An Administrative Services Plan has been adopted for each Fund of the Trust except Money Market. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or beneficially. For the six months ended June 30, 2009, Muirfield, Utilities, Quantex, Dynamic, Aggressive, Strategic, and Bond waived $29,936, $8,468, $6,640, $23,204, $7,424, $229, and $4,353 of administrative service plan expenses, respectively.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the six months ended June 30, 2009, several of the Funds invested in The Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of June 30, 2009, the 7-day yield of the Institutional Class was 0.63%. A summary of the Funds’ investments in this affiliate during the year is noted below:

	12/31/08 Balance	Purchases	Sales	6/30/09 Cost	Income	6/30/09 Value
The Muirfield Fund®	$39,001,248	$20,435,916	$(50,572,672)	$8,864,492	$170,802	$8,864,492
The Dynamic Growth Fund	3,196,192	17,976,169	(18,875,655)	2,296,706	17,294	2,296,706
The Aggressive Growth Fund	233,519	5,550,202	(4,646,008)	1,137,713	5,128	1,137,713
The Defensive Balanced Fund	11,278,859	19,685,520	(26,037,255)	4,927,124	59,914	4,927,124
The Strategic Growth Fund	1,886,088	8,391,197	(9,383,550)	893,735	6,439	893,735
The Quantex Fund™	324,465	1,893,197	(1,424,129)	793,533	1,826	793,533
The Total Return Utilities Fund	218,301	1,913,703	(1,942,359)	189,645	1,308	189,645
The U.S. Government Bond Fund	561,082	12,665,395	(12,373,197)	853,280	7,506	853,280

48	The Flex-funds

5.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2008 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid(1)
The Muirfield Fund®	$11,273	$—	$—	$—	$11,273
The Dynamic Growth Fund	448,435	—	570,693	—	1,019,128
The Aggressive Growth Fund	203,657	—	—	—	203,657
The Defensive Balanced Fund	318,559	—	—	—	318,559
The Strategic Growth Fund	175,093	—	—	—	175,093
The Quantex Fund™	320	—	—	—	320
The Total Return Utilities Fund	146,913	—	—	59,813	206,726
The U.S. Government Bond Fund	469,374	—	—	—	469,374
The Money Market Fund	5,992,069	—	—	—	5,992,069

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2007 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$1,597,151	$—	$—	$1,597151
The Dynamic Growth Fund	595,277	238,705	1,041,578	1,875,560
The Aggressive Growth Fund	132,213	—	—	132,213
The Defensive Balanced Fund	482,437	1,399,872	1,953,406	3,835,715
The Strategic Growth Fund	400,727	749,648	2,749,532	3,899,907
The Quantex Fund™	174,362	—	—	174,362
The Total Return Utilities Fund	146,532	—	—	146,532
The U.S. Government Bond Fund	542,339	—	—	542,339
The Money Market Fund	9,829,339	—	—	9,829,339

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$414,536	$(64)	$(16,781,512)	$(16,789,363)	$(33,156,403)
The Dynamic Growth Fund	29,283	(3,335)	(12,564,846)	(24,148,416)	(36,687,314)
The Aggressive Growth Fund	5	(5)	(10,062,923)	(6,675,630)	(16,738,553)
The Defensive Balanced Fund	123	(123)	(7,933,274)	(4,107,283)	(12,040,557)
The Strategic Growth Fund	—	—	(6,478,990)	(7,361,633)	(13,840,623)
The Quantex Fund™	1,544	(4)	(2,215,932)	(5,402,166)	(7,616,558)
The Total Return Utilities Fund	1,790	(1,790)	(343,105)	(4,934,876)	(5,277,981)
The U.S. Government Bond Fund	3,603	(1,752)	(718,958)	287,615	(429,492)
The Money Market Fund	128,507	(128,507)	—	—	—

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

The Flex-funds	49

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2008, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$387,760	2010
The Muirfield Fund®	16,393,752	2016
The Dynamic Growth Fund	12,564,846	2016
The Aggressive Growth Fund	3,287,233	2010
The Aggressive Growth Fund	6,775,690	2016
The Defensive Balanced Fund	7,933,27	2016
The Strategic Growth Fund	6,478,990	2016
The Quantex Fund™	234,839	2010
The Quantex Fund™	1,249,666	2011
The Quantex Fund™	731,427	2016
The Total Return Utilities Fund	343,105	2011
The U.S. Government Bond Fund	338,199	2011
The U.S. Government Bond Fund	125,708	2012
The U.S. Government Bond Fund	141,817	2013
The U.S. Government Bond Fund	113,234	2014

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2008, Muirfield, Dynamic, Aggressive, Defensive, Strategic, Quantex, Utilities, and Bond deferred post October losses in the amounts of $3,025,760, $5,643,153, $1,316,826, $1,561,273, $434,813, $5,110, $236,123, and $3,378, respectively.

6.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2009, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, 41% of Utilities; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 99% of Defensive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 95% of Strategic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 79% of Dynamic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 81% of Aggressive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 66% of Muirfield; Carey & Co. held for the benefit of others, in aggregate, 29% of Quantex; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 68% of Bond; and Carey & Co. held for the benefit of others, in aggregate, 74% of Institutional Class and therefore may be deemed to control the Funds.

50	The Flex-funds

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with The Flex-funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle** Year of Birth: 1937	1982	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; Lead Trustee of the Trust.

James W. Didion** Year of Birth: 1930	1982, 1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; Chairman of the Trust’s Nominating Committee.

Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Performance Committee.

Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; Chairman of the Trust’s Compensation Committee.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 – present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).

The Flex-funds	51

Name, Address(1), and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held
David R. Carson Year of Birth: 1958	2006	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (2005 – present); Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (2002 – 2005).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Performance Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.flexfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2009, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

52	The Flex-funds

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor / The Total Return Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdclifie Road, P.O. Box 549

Woodstock, New York 12498

Board of Trustees

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Anthony D’Angelo

Stuart Allen

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, LTD

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 614-760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$63,000	$61,000
Audit-Related Fees	1,600	2,525
Tax Fees	20,250	19,800
All Other Fees	3,000	2,750

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $13,150 and $24,675 respectively.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 28, 2009

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	August 28, 2009